                                  PIMCO Funds:
                              Multi-Manager Series

                      STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 1997



  PIMCO Funds:  Multi-Manager Series (the "Trust"), formerly PIMCO Funds:
Equity Advisors Series, PIMCO Advisors Institutional Funds, PFAMCo Funds, and PFAMCo Fund, is an open-end management investment company ("mutual fund") currently offering twenty-four separate diversified investment portfolios (the "Funds"): the Equity Income Fund, the Value Fund, the Renaissance Fund, the Enhanced Equity Fund, the Growth Fund, the Capital Appreciation Fund, the Mid Cap Growth Fund, the Core Equity Fund, the Mid Cap Equity Fund, the Target Fund, the Small Cap Value Fund, the Small Cap Growth Fund, the Opportunity Fund, the Micro Cap Growth Fund, the Innovation Fund, the International Fund, the International Developed Fund, the International Growth Fund, the Emerging Markets Fund, the Tax-Managed Structured Emerging Markets Fund, the Structured Emerging Markets Fund, the Precious Metals Fund, the Balanced Fund and the Tax Exempt Fund.

  The Trust's investment adviser is PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser"), 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

  This Statement of Additional Information is not a Prospectus, and should be used in conjunction with the Prospectuses for the Trust, each dated November 1, 1997, as supplemented from time to time. The Trust offers up to five classes of shares of each of its Funds through two Prospectuses. Class A, Class B and Class C shares of certain Funds are offered through the "Retail Prospectus," and Institutional and Administrative Class shares of certain Funds are offered through the "Institutional Prospectus" (collectively with the Retail Prospectus, the "Prospectuses"). A copy of the applicable Prospectus may be obtained free of charge at the address and telephone number(s) listed below.

   Institutional Prospectus:                                  Retail Prospectus:
   ------------------------                                   -----------------
   PIMCO Funds                                                PIMCO Funds Distribution Company
   840 Newport Center Drive                                   2187 Atlantic Street
   Suite 360                                                  Stamford, Connecticut 06902
   Newport Beach, California 92660                            Telephone:  (800) 426-0107
   Telephone:  (800) 927-4648 (Current Shareholders)
               (800) 800-0952 (New Accounts)
               (800) 987-4626 (PIMCO Infolink Audio
                              Response Network)

                               TABLE OF CONTENTS
                               -----------------

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                                                                                        PAGE
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

INVESTMENT OBJECTIVES AND POLICIES....................................................   3
        U.S. Government Securities....................................................   3
        Inflation-Indexed Bonds.......................................................   3
        Borrowing.....................................................................   4
        Preferred Stock...............................................................   5
        Corporate Debt Securities.....................................................   5
        High Yield Securities ("Junk Bonds")..........................................   5
        Participation on Creditors Committees.........................................   7
        Variable and Floating Rate Securities.........................................   7
        Mortgage-Related and Asset-Backed Securities..................................   8
        Foreign Securities............................................................  12
        Bank Obligations..............................................................  13
        Commercial Paper..............................................................  14
        Derivative Instruments........................................................  15
        When-Issued, Delayed Delivery and Forward Commitment
        Transactions..................................................................  20
        Warrants to Purchase Securities...............................................  21
        Tax Exempt Bonds..............................................................  21
        Metal-Indexed Notes and Precious Metals.......................................  22
        Repurchase Agreements.........................................................  23
        Securities Loans..............................................................  23

INVESTMENT RESTRICTIONS...............................................................  24
        Fundamental Investment Restrictions...........................................  24
        Non-Fundamental Investment Restrictions.......................................  26

MANAGEMENT OF THE TRUST...............................................................  28
        Trustees......................................................................  28
        Officers......................................................................  29
        Trustees' Compensation........................................................  32
        Investment Adviser............................................................  33
        Fund Administrator............................................................  40

DISTRIBUTION OF TRUST SHARES..........................................................  42
        Distributor and Multi-Class Plan..............................................  42
        Contingent Deferred Sales Charge and Initial Sales Charge.....................  43
        Distribution and Servicing Plans for Class A, Class B and
        Class C Shares................................................................  44
        Distribution and Administrative Services Plans for
        Administrative Class Shares...................................................  50
        Purchases, Exchanges and Redemptions..........................................  52

PORTFOLIO TRANSACTIONS AND BROKERAGE..................................................  53
        Investment Decisions..........................................................  53
        Brokerage and Research Services...............................................  53
        Portfolio Turnover............................................................  56

NET ASSET VALUE.......................................................................  56

TAXATION..............................................................................  57
        Distributions.................................................................  58

        Sales of Shares..............................................................   59
        Backup Withholding...........................................................   59
        Options, Futures, Forward Contracts and Swap Agreements......................   59
        Passive Foreign Investment Companies.........................................   60
        Foreign Currency Transactions................................................   61
        Foreign Taxation.............................................................   61
        Original Issue Discount......................................................   62
        Other Taxation...............................................................   62

OTHER INFORMATION....................................................................   63
        Capitalization...............................................................   63
        Performance Information......................................................   63
        Calculation of Yield.........................................................   64
        Calculation of Total Return..................................................   65
        Voting Rights................................................................   77
        Certain Ownership of Trust Shares............................................   77
        Custodian....................................................................   97
        Independent Accountants......................................................   97
        Registration Statement.......................................................   98
        Financial Statements.........................................................   98

APPENDIX.............................................................................  A-1
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

                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds' investments is set forth below.

U.S. Government Securities

     U.S. Government securities are obligations of, or guaranteed by, the U.S.
Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal
Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage
Association ("FNMA"), are supported by the discretionary authority of the U.S.
Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S.
Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S.
Government.

Inflation-Indexed Bonds

     The Balanced Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

     Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an investor purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon
(payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The
Balanced Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If such a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased

                                       3

at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

      The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

      Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Borrowing

      Subject to the limitations described under "Investment Restrictions" below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund's assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. As noted under "Investment Restrictions," the Funds are subject to limitations on borrowings which are more strict than those imposed by the 1940 Act. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

      In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account with its custodian consisting of assets determined to be liquid by the

Adviser or the Fund's sub-adviser (the Funds' sub-advisers are referred to herein as "Portfolio Managers") in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings as specified under "Investment Restrictions" below.

Preferred Stock

  All Funds may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.

Corporate Debt Securities

  All Funds may invest in corporate debt securities. The Equity Income, Value, Capital Appreciation, Mid Cap Growth, Micro Cap Growth, Small Cap Value, Small Cap Growth, Core Equity, Mid Cap Equity, Enhanced Equity, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets and International Developed Funds' investments in corporate debt securities are limited to short-term corporate debt securities. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

  A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

  Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock.

  A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

High Yield Securities ("Junk Bonds")

  Certain of the Funds may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Fund, or, if unrated, are of comparable quality in the opinion of the Fund's Portfolio Manager. A description of the ratings categories used is set forth in the Appendix to this Statement of Additional Information.

  A security is considered to be below "investment grade" quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (i.e., rated Ba or below by Moody's Investors Services, Inc. ("Moody's") or BB or below by Standard & Poor's Corporation ("S&P")) or (2) if unrated, determined by the Adviser or relevant Portfolio Manager to be of comparable quality to obligations so rated.

  The Renaissance, Growth, Balanced and Tax Exempt Funds may purchase high yield securities (as defined in the Prospectuses) rated in either the fifth or (except for the Tax Exempt Fund) sixth highest rating categories by any NRSRO or comparable unrated securities, and the Renaissance Fund may invest up to 10% of its total assets in high yield securities rated below the sixth highest rating category by an NRSRO or comparable unrated securities (but will not purchase any security in default on the date of acquisition). The Growth Fund will generally invest no more than 5% of its net assets in high yield securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. Each Fund of the Trust that may purchase high yield securities may continue to hold such securities following a decline in their rating if in the opinion of the Adviser or the Portfolio Manager, as the case may be, it would be advantageous to do so. Investments in high yield securities that are eligible for purchase by certain of the Funds are described as "speculative" by both Moody's and S&P.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Portfolio Manager's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Renaissance,

Growth, Tax Exempt and Balanced Funds. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as "zero coupon" or "pay-in-kind" securities may be affected to a greater extent by interest rate changes. See Appendix A to this Statement of Additional Information for further information regarding high yield/high risk securities. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

  Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer's continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in a Fund's portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Participation on Creditors Committees

  A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser and the relevant Portfolio Manager believe that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Variable and Floating Rate Securities

  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

  Certain of the Funds may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

  Certain Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality. See "Mortgage-Related and Asset-Backed Securities" below.

Mortgage-Related and Asset-Backed Securities

  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities" below). Certain debt securities are also secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations" below).

  Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

  The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

  The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

  Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

  FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio Manager determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the Portfolio Manager's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) will be invested in illiquid securities.

  Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instru mentalities, are not subject to a Fund's industry concentration restrictions, see "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

  Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages
                     --------
according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

  In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

  If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

  Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

  Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.
The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

  Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

  CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Other Asset-Backed Securities. Similarly, the Adviser and Portfolio Managers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, the Adviser and Portfolio Manager also may invest in other types of asset-backed securities.

Foreign Securities

     The Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, International Developed, International Growth and International Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Each of the Funds except for the Tax Exempt Fund may invest in American Depository Receipts ("ADRs"). The Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, International Developed, International Growth, International and Precious Metals Funds may also invest in common stocks issued by foreign companies or in securities represented by European Depository Receipts ("EDRs"), or Global Depository Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. The Core Equity and Mid Cap Equity Funds may invest in ADRs, EDRs and GDRs. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. The Precious Metals Fund may invest primarily in securities of foreign issuers, securities denominated in foreign currencies, securities principally traded on securities markets outside of the United States and in securities of foreign issuers that are traded on U.S. securities markets. The Renaissance, Core Equity, Mid Cap Equity, Growth, Target, Opportunity and Innovation Funds each may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and (except for the Core Equity and Mid Cap Equity Funds) may invest without limit in securities of foreign issuers that are traded in U.S. securities markets. The Enhanced Equity Fund may invest in common stock of foreign issuers if it is included in the index from which stocks are selected. The Balanced Fund may invest up to 20% of its assets allocated for investment in fixed income securities in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

     The Renaissance, Core Equity, Mid Cap Equity, Growth, Target, Opportunity, Innovation, International, International Developed, International Growth, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, Precious Metals and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, International, International Developed, International Growth, Balanced and Precious Metals Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures.

     All of the Funds that may buy or sell foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

     The International, International Developed, International Growth, Emerging Markets, Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the International, International Developed, Emerging Markets, Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Portfolio Manager. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account to cover forward currency contracts entered into for non-hedging purposes. The Funds may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

Bank Obligations

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or

(2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

     Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

     The Renaissance, Growth, Target, Core Equity, Mid Cap Equity, Opportunity, Innovation, International, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, International Developed, International Growth, Precious Metals and Balanced Funds limit their investments in foreign bank obligations to obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world in terms of total assets; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the relevant Portfolio Manager, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to each Fund's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth above.

     Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "Foreign Securities" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

     All Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic issuers, or, additionally for the Renaissance, Growth, Target, Core Equity, Mid Cap Equity, Opportunity, Innovation, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, International, International Developed and International Growth, Precious Metals and Balanced Funds, foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" or better by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Portfolio Manager, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Derivative Instruments

     The following describes certain derivative instruments and products in which the Funds may invest (to the extent described in the Prospectuses and under "Investment Restrictions" below) and the risks associated therewith.

     Options on Securities and Indexes. A Fund may, to the extent specified for the Fund in the Prospectuses and under "Investment Restrictions" below, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations ("NASDAQ") or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in a segregated account with the Fund's custodian.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC Options. The Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth, Precious Metals and Tax Exempt Funds will enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the relevant Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Funds will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. Each of the Funds that may buy or sell foreign currencies may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

     Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

     Certain Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

     Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-assets if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Tax Exempt Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Tax Exempt Bonds. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Swap Agreements. The Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets, and International Developed Funds may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

     Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter party will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counter parties that meet certain standards of creditworthiness (generally, such counter parties would have to be eligible counter parties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed delivery basis.

     Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) holds, and maintains until the settlement date in a segregated account, assets determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Certain Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Warrants to Purchase Securities

  Certain Funds may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Tax Exempt Bonds

  As noted in the Retail Prospectus, it is a policy of the Tax Exempt Fund to have 80% of its net assets invested in debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Tax Exempt Bonds") which are rated Baa or higher by Moody's or BBB or higher by S&P, or in one of the four highest rating categories of any other NRSRO, or which are unrated and determined by the Portfolio Manager to be of quality comparable to obligations so rated. Under such policy, the Fund may invest up to 20% of its net assets in Tax Exempt Bonds rated in the fifth highest rating category by any NRSRO, or unrated obligations determined by the Portfolio Manager to be of quality comparable to obligations so rated. A description of these ratings is set forth in Appendix A hereto. From time to time, however, the Fund may have less than 80% of its net assets invested in Tax Exempt Bonds for temporary defensive purposes. The ability of the Fund to invest in securities other than Tax Exempt Bonds is limited by a requirement of the Internal Revenue Code that at least 50% of the Fund's total assets be invested in Tax Exempt Bonds at the end of each calendar quarter. See "Taxes."

  Tax Exempt Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Tax Exempt Bonds which the Tax Exempt Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

  Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

  Tax Exempt Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

  The Tax Exempt Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell Tax Exempt Bonds due to changes in the Portfolio Manager's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Tax Exempt Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Tax Exempt Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

  Prices and yields on Tax Exempt Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Tax Exempt Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

  Obligations of issuers of Tax Exempt Bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Tax Exempt Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Tax Exempt Bonds in the same manner.

Metal-Indexed Notes and Precious Metals

  The Precious Metals Fund may invest in notes, the principal amount or redemption price of which is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals ("Metal-Indexed Notes"). It is expected that the value of Metal-Indexed Notes will be as volatile as the price of the underlying metal.

  The Precious Metals Fund will only purchase Metal-Indexed Notes which are rated investment grade or are issued by issuers that have outstanding debt obligations rated investment grade or commercial paper rated in the top rating category by any NRSRO, or Metal-Indexed Notes issued by issuers that the Portfolio Manager has determined to be of similar creditworthiness. Debt obligations rated in the fourth highest rating category by an NRSRO are considered to have some speculative characteristics. The Metal-Indexed Notes might be backed by a bank letter of credit, performance bond or might be otherwise secured, and any such security, which would be held by the Fund's custodian, would be taken into account in determining the creditworthiness of the securities. The Precious Metals Fund might purchase unsecured Metal-Indexed Notes if the issuer thereof met the Fund's credit standards without any such security. While the principal amount or redemption price of Metal-Indexed Notes would vary with the price of the resource, such securities would not be secured by a pledge of the resource or any other security interest in or claim on the resource. In the case of Metal-Indexed Notes not backed by a performance bond, letter of credit or similar security, it is expected that such securities generally would not be secured by any other specific assets.

  The Precious Metals Fund anticipates that if Metal-Indexed senior securities were to be purchased, such securities would be issued by precious metals or commodity brokers or dealers, by mining companies, by commercial banks or by other financial institutions. Such issuers would issue notes to hedge their inventories and reserves of the resource, or to borrow money at a relatively low cost (which would include the nominal rate of interest paid on Metal-Indexed Notes, described below, and the cost of hedging the issuer's metals exposure). The Precious Metals Fund would not purchase a Metal-Indexed Note issued by a broker or dealer if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in securities of such issuer. The Precious Metals Fund might purchase Metal-Indexed Notes from brokers or dealers which are not also securities brokers or dealers. Precious metals or commodity brokers or dealers are not subject to supervision or regulation by any governmental authority or self-regulatory organization in connection with the issuance of Metal-Indexed Notes.

  Until fairly recently, there were no Metal-Indexed Notes outstanding and consequently there is no secondary trading market for such securities. Although a limited secondary market might develop among institutional traders, there is no assurance that such a market will develop. No public market is expected to develop, since the Precious Metals Fund expects that Metal-Indexed Notes will not be registered under the 1933 Act, and therefore disposition of such securities, other than to the issuer thereof (as described below), would be dependent upon the availability of an exemption from such registration.

  Any Metal-Indexed Notes which the Precious Metals Fund might purchase generally will have maturities of one year or less. Such notes, however, will be subject to being called for redemption by the issuer on relatively short notice. In addition, it is expected that the Metal-Indexed Notes will be subject to being put by the Precious Metals Fund to the issuer or to a stand-by broker meeting the credit standards set forth above, with payments being received by the Precious Metals Fund on no more than seven days' notice. A stand-by broker might be a securities broker-dealer, in which case the Precious Metals Fund's investment will be limited by applicable regulations of the Securities and Exchange Commission (the "SEC"). The put feature of the Metal-Indexed Notes will ensure liquidity even in the absence of a secondary trading market. The securities will be repurchased upon exercise of the holder's put at the specified exercise price, less repurchase fees, if any, which are not expected to exceed 1% of the redemption or repurchase proceeds. Depending upon the terms of particular Metal-Indexed Notes, there might be a period as long as five days between the date upon which the Precious Metals Fund notifies the issuer of the exercise of the put and determination of the sale price.

  It is expected that any Metal-Indexed Notes which the Precious Metals Fund might purchase will bear interest or pay preferred dividends at relatively nominal rates under 2% per annum. The Precious Metals Fund's holdings of such senior securities therefore would not generate appreciable current income, and the return from such senior securities would be primarily from any profit on the sale or maturity thereof at a time when the price of the relevant precious metal is higher than it was when the senior securities were purchased.

Repurchase Agreements

  Each of the Funds may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Adviser and the Portfolio Managers, as appropriate, will monitor the creditworthiness of the counter parties.

Securities Loans

     Subject to certain conditions described in the Prospectuses, each of the Equity Income, Value, Enhanced Equity, Capital Appreciation, Mid Cap Growth, Small Cap Value, Small Cap Growth, Core Equity, Mid Cap Equity, Target, Micro Cap Growth, International Developed, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets and Balanced Funds may make secured loans of its portfolio securities amounting to no more than 33% of its total assets, and each of the Renaissance, Growth, Opportunity, Innovation, International, International Growth, Tax Exempt and Precious Metals Funds may make such loans amounting to no more than 25% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Portfolio Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     The investment restrictions set forth below are fundamental policies of the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth, Precious Metals and Tax Exempt Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, none of the above-mentioned Funds may:
              ----

     (1) borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

     (2) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

     (3) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

     (4) purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate, except that the Precious Metals Fund may purchase or sell agricultural land;

     (5) acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate; or

     (6) concentrate more than 25% of the value of its total assets in any one industry, or, in the case of the Tax Exempt Fund, in industrial development revenue bonds based, directly or indirectly, on the credit of private entities in any one industry; except that the Precious Metals Fund will concentrate more than 25% of its total assets in securities of companies principally engaged in the extraction, processing, distribution or marketing of precious metals, and the Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies. Investments of the Tax Exempt Fund in utilities, gas, electric, water and telephone companies will be considered as being in separate industries.

     The investment objective of each of the above-referenced Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval.

     The investment objective of each of the Equity Income, Value, Enhanced Equity, Capital Appreciation, Mid Cap Growth, Small Cap Value, Small Cap Growth, Core Equity, Mid Cap Equity, Micro Cap Growth, International Developed, Emerging Markets, Structured Emerging Markets, Tax-Managed Structured Emerging Markets and Balanced Funds, as set forth in the Prospectuses under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of each such Fund and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, none of the
                                                               ----
above-mentioned Funds may:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

     (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (4) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

     (5) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

     (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

     (7) borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets);

     (8) issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

     (9) lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; or

     (10) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     Notwithstanding the provisions of fundamental investment restrictions (7) and (8) above, a Fund may borrow money for temporary administrative purposes.
To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction (7).

Non-Fundamental Investment Restrictions

     Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) and, unless otherwise indicated, may not:

     (1) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days, (d) OTC options (to the extent described above under "Derivative Instruments -- OTC Options"), and (e) IO/PO SMBS (as described above under "Mortgage-Related and Asset-Backed Securities -- Stripped Mortgage -Backed Securities") if, as a result, more than 15% of a Fund's net assets, taken at current value, would then be invested in securities described in (a), (b), (c),
(d) and (e) above. For the purpose of this restriction, securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b);

     (2) with respect to the Tax Exempt Fund, invest less than 80% of such Fund's net assets in Tax Exempt Bonds rated Baa or higher by Moody's or BBB or higher by S&P or which are unrated and determined by such Fund's Portfolio Manager to be of comparable quality;

     (3) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

     (4) make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns or has the right to acquire securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

     (5) purchase or sell commodities or commodity contracts except that a Fund may purchase and sell financial futures contracts and related options and the Precious Metals Fund may purchase and sell precious metals and other commodities and futures thereon;

     (6) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth, Precious Metals and Tax Exempt Funds, make loans, except by purchase of debt obligations or by entering into repurchase agreements (in the case of the Tax Exempt Fund, with respect to not more than 20% of its total assets) or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the Target Fund);

     (7) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth, Precious Metals and Tax Exempt Funds, and in each case with respect to 75% of such Fund's total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of such Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to bank certificates of deposit or to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Tax Exempt Bonds;

     (8) purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the 1933 Act and Section 4(2) commercial paper) if, as a result, such investments would exceed 15% of the value of the net assets of the relevant Fund;

     (9) write (sell) or purchase options except that (i) each Fund (other than the Tax Exempt Fund) may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, and (c) each Fund may engage in options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments; (ii) the Tax Exempt Fund may purchase put options with respect to all or any part of its portfolio securities and call options with respect to securities that it is eligible to purchase; provided that the premiums paid by each Fund on all outstanding options it has purchased do not exceed 5% of its total assets. Each Fund may enter into closing sale transactions with respect to options it has purchased;

     (10) invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser's or Portfolio Manager's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Portfolio Manager has determined to be liquid under procedures approved by the Board of Trustees);

     (11) borrow money (excluding reverse repurchase agreements which are subject to such Fund's fundamental borrowing restriction), except for temporary administrative purposes.

     Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser or Portfolio Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Portfolio Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     The phrase "shareholder approval," as used in the Prospectuses, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                                 MANAGEMENT OF THE TRUST

Trustees

     The Trustees of the Trust, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).


Name, Address and Age        Principal Occupation(s) During the Past Five Years
--------------------------------------------------------------------------------
E. Philip Cannon             Trustee, Cash Accumulation Trust ("CAT");
2401 Claremont Lane          Headmaster, St. John's School, Houston, Texas.
Houston, TX 77019            Formerly, Trustee of PIMCO Advisors Funds ("PAF"),
Age 56                       General Partner, J.B. Poindexter & Co., Houston,
                             Texas (private partnership), and Partner, Iberia
                             Petroleum Company (oil and gas production).  Mr.
                             Cannon was a director of WNS Inc., a retailing
                             company which filed a petition in bankruptcy
                             within the last five years.
--------------------------------------------------------------------------------
Donald P. Carter             Trustee, CAT; Formerly, Trustee of PAF, Chairman,
434 Stable Lane              Executive Vice President and Director, Cunningham
Lake Forest, IL 60045        & Walsh, Inc., Chicago (advertising agency).
Age 70
--------------------------------------------------------------------------------
Gary A. Childress            Trustee, CAT; Chairman and Director, Bellefonte
11 Longview Terrace          Lime Company, Inc.; Mr. Childress is a partner in
Madison, CT 06443            GenLime, L.P., a private limited partnership,
Age 63                       which has filed a petition in bankruptcy within
                             the last five years.  Formerly, Trustee of PAF.
--------------------------------------------------------------------------------
(*) William D. Cvengros      Trustee, CAT; Chairman of the Board of the Trust;
800 Newport Center Drive     Chief Executive Officer, President, and member of
Newport Beach, CA 92660      the Operating Board, Operating Committee, and
Age 49                       Equity Board, PIMCO Advisors; Director, PIMCO
                             Funds Distribution Company ("PFDCO").  Formerly,
                             Trustee of PAF, President of the Trust, and
                             Director, Vice Chairman, and Chief Investment
                             Officer, Pacific Life Insurance Company ("Pacific
                             Life").
--------------------------------------------------------------------------------
Gary L. Light                Trustee, CAT; President, E.V.A. Investors, Inc.
523 Cornwall Ct.             (private investments); Director, The Somerset
Carmel, IN 46032             Group, Inc.; Consultant to and, prior to March,
Age 60                       1987, Executive Vice President, Mayflower
                             Corporation (trucking and transportation); Vice
                             Chairman and Chief Financial Officer, Sofamor
                             Danek (medical devices).  Formerly, Trustee of PAF.
--------------------------------------------------------------------------------
Richard L. Nelson            Trustee, CAT; President, Nelson Financial
8 Cherry Hills Lane          Consultants; Director, Wynn's International, Inc.;
Newport Beach, CA 92660      Trustee, Pacific Select Fund.  Formerly, Partner,
Age 67                       Ernst & Young.
--------------------------------------------------------------------------------
Lyman W. Porter              Trustee, CAT; Professor of Management at the
2639 Bamboo Street           University of California, Irvine; Trustee, Pacific
Newport Beach, CA 92660      Select Fund.
Age 67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(*) Robert A. Prindiville    Trustee, CAT.  Formerly, Trustee of PAF, President
2187 Atlantic Street         and Director, Thomson Advisory Group, Inc.;
Stamford, CT 06903           Director and Chairman, PFDCO; Executive Vice
Age 62                       President, PIMCO Advisors.
--------------------------------------------------------------------------------
Alan Richards                Trustee, CAT; President, Alan Richards Consulting,
7381 Elegans Place           Inc.; Trustee, Pacific Select Fund; Director,
Carlsbad, CA 92009           Western National Corporation.  Formerly,
Age 67                       President, Chief Executive Officer and Director,
                             E.F. Hutton Insurance Group, Inc.; Chairman of the
                             Board, Chief Executive Officer and President, E.F.
                             Hutton Life Insurance Company; Director, E.F.
                             Hutton & Company, Inc.
--------------------------------------------------------------------------------
Joel Segall                  Trustee, CAT; Formerly, Trustee of PAF, President
11 Linden Shores             and University Professor, Bernard M. Baruch
Branford, CT 06405           College, The City University of New York; Deputy
Age 74                       Under Secretary for International Affairs, United
                             States Department of Labor; Professor of Finance,
                             University of Chicago; Board of Managers, Coffee,
                             Sugar and Cocoa Exchange.
--------------------------------------------------------------------------------
W. Bryant Stooks             Trustee, CAT; President, Bryant Investments, Ltd.;
1530 E. Montebello           Director, American Agritec LLC.  Formerly, Trustee
Phoenix, AZ 85014            of PAF, President, Senior Vice President, Director
Age 57                       and Chief Executive Officer, Archirodon Group
                             Inc.; Partner, Arthur Andersen & Co.
--------------------------------------------------------------------------------
Gerald M. Thorne             Trustee, CAT; Director, UPI Inc., Kaytee Inc., and
5 Leatherwood Lane           American Orthodontics Corp.  Formerly, Trustee of
Savannah, GA  31414          PAF, President and Director, Firstar National Bank
Age 59                       of Milwaukee;  Chairman, President and Director,
                             Firstar National Bank of Sheboygan; Director,
                             Bando-McGlocklin.
--------------------------------------------------------------------------------
(*) Stephen J. Treadway      President and Chief Executive Officer of the
2187 Atlantic Street         Trust; Trustee, President and Chief Executive
Stamford, CT 06902           Officer of CAT; Executive Vice President, PIMCO
Age 50                       Advisors; Director, Chairman and President PFDCO.
                             Formerly, Executive Vice President, Smith Barney
                             Inc.
--------------------------------------------------------------------------------

* Trustee is an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act).

Officers

     The chart below sets forth the name, address, age, position with the Trust, and principal occupation during the past five years of each officer of the Trust. Unless otherwise indicated, the business address of all persons listed below is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660:

--------------------------------------------------------------------------------
Name, Address and Age         Position(s) with the    Principal Occupation(s)
                              Trust                   During the Past Five Years
--------------------------------------------------------------------------------
Stephen J. Treadway          Trustee, President and   President, CAT; Executive
2187 Atlantic Street         Chief Executive Officer  Vice President, PIMCO
Stamford, CT 06902                                    Advisors; Director and
Age 50                                                Chairman, PFDCO.
                                                      Formerly, Executive Vice
                                                      President, Smith Barney
                                                      Inc.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
R. Wesley Burns              Executive Vice           Vice President of PAF and
Age 38                       President                CAT; President, PIMCO
                                                      Funds: Pacific Investment
                                                      Management Series;
                                                      Executive Vice President,
                                                      Pacific Investment
                                                      Management Company
                                                      ("Pacific Investment
                                                      Management"); Trustee and
                                                      President, PIMCO Variable
                                                      Insurance Trust.
                                                      Formerly, Vice President,
                                                      Pacific Investment
                                                      Management and PAF.
--------------------------------------------------------------------------------
Newton B. Schott, Jr.        Vice President and       Vice President and Clerk
2187 Atlantic Street         Secretary                of CAT; Director,
Stamford, CT 06902                                    Executive Vice President
Age 55                                                and Secretary, PFDCO.
                                                      Formerly, Vice President
                                                      and Clerk of PAF, Senior
                                                      Vice President-Legal and
                                                      Secretary, PIMCO
                                                      Advisors;  Executive Vice
                                                      President, Secretary and
                                                      General Counsel, Thomson
                                                      Advisory Group and PIMCO
                                                      Advisors.
--------------------------------------------------------------------------------
Jeffrey M. Sargent           Vice President           Vice President and
Age 35                                                Manager of Fund
                                                      Shareholder Servicing,
                                                      Pacific Investment
                                                      Management; Vice
                                                      President of PIMCO Funds:
                                                      Pacific Investment
                                                      Management Series; Vice
                                                      President, PIMCO Variable
                                                      Insurance Trust.
                                                      Formerly, Project
                                                      Specialist, Pacific
                                                      Investment Management.
--------------------------------------------------------------------------------
Richard M. Weil              Vice President           Senior Vice President -
Age 34                                                Legal, PIMCO Advisors.
                                                      Formerly, Vice President,
                                                      Bankers Trust Company;
                                                      Associate, Simpson,
                                                      Thatcher & Bartlett.
--------------------------------------------------------------------------------
John P. Hardaway             Treasurer                Treasurer of CAT and
Age 40                                                PIMCO Funds: Pacific
                                                      Investment Management
                                                      Series; Treasurer, PIMCO
                                                      Variable Insurance Trust;
                                                      Vice President and
                                                      Manager of Fund
                                                      Operations, Pacific
                                                      Investment Management.
                                                      Formerly, Treasurer of
                                                      PAF.
--------------------------------------------------------------------------------
Joseph D. Hattesohl          Assistant Treasurer      Manager of Fund Taxation,
Age 34                                                Pacific Investment
                                                      Management; Assistant
                                                      Treasurer of PIMCO Funds:
                                                      Pacific Investment
                                                      Management Series;
                                                      Assistant Treasurer of
                                                      PIMCO Variable Insurance
                                                      Trust. Formerly, Director
                                                      of Financial Reporting,
                                                      Carl I. Brown & Co.; Tax
                                                      Manager, Price Waterhouse
                                                      LLP.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Garlin G. Flynn              Assistant Secretary      Senior Fund
Age 51                                                Administrator, Pacific
                                                      Investment Management;
                                                      Secretary of PIMCO Funds:
                                                      Pacific Investment
                                                      Management Series;
                                                      Secretary, PIMCO Variable
                                                      Insurance Trust.
                                                      Formerly, Senior Mutual
                                                      Fund Analyst, PIMCO
                                                      Advisors Institutional
                                                      Services; Senior Mutual
                                                      Fund Analyst, PFAMCo.
--------------------------------------------------------------------------------

Trustees' Compensation

     Trustees other than those affiliated with PIMCO Advisors, a Portfolio Manager, or Pacific Investment Management, receive an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Certain of the Trustees earned deferred compensation for their services on behalf of PIMCO Advisors Funds ("PAF") and CAT which was carried forward under the Trust's plan.

     The following table sets forth information regarding compensation received by those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 1997:


        -------------------------------------------------------------
               (1)                     (2)                  (3)
                                                           Total
                                    Aggregate          Compensation
         Name of Trustee         Compensation from    from Trust and
                                     Trust/1/         Fund Complex/2/
        -------------------------------------------------------------
        E. Philip Cannon/3/         $24,750.00           $54,000.00
        -------------------------------------------------------------
        Donald P. Carter/3/         $28,800.00           $60,000.00
        -------------------------------------------------------------
        Gary A. Childress/3/        $24,750.00           $54,000.00
        -------------------------------------------------------------

--------------------------

/1/    The Trust has adopted a deferred compensation plan (the "Plan") which went into place during fiscal 1997. Aggregate deferred compensation earned in prior years by certain Trustees under a deferred compensation plan for PAF was carried forward under the Plan. Of the amounts listed in column (2), the following Trustees elected to have the following amounts deferred from the Trust and all investment companies in the Fund Complex, respectively: Cannon - $24,750, $54,000; Carter - $0, $28,000; Segall - $25,875, $56,750; Thorne -
$24,750, $54,000; Porter - $24,750, $27,500.

/2/    The amounts listed in column (3) include total compensation paid to the
Trustees for their services as Trustees of the Trust (for all Trustees), PAF (for Messrs. Cannon, Carter, Childress, Light, Segall, Stooks and Thorne), CAT (for all Trustees), and Pacific Select Fund (for Messrs. Nelson, Porter, and Richards) for the twelve-month period ended June 30, 1997. By virtue of having PIMCO Advisors or an affiliate of PIMCO Advisors as investment adviser, the Trust, PAF, CAT and Pacific Select Fund are considered to be part of the same "Fund Complex" for these purposes. PAF ceased operations on January 17, 1997 and did not pay compensation for services rendered after that date. Messrs. Nelson, Porter and Richards became Trustees of CAT in February 1997 and did not receive compensation from CAT prior thereto.

/3/   Messrs. Cannon, Carter, Childress, Light, Segall, Stooks and Thorne
became Trustees of the Trust in December 1997 and did not receive compensation from the Trust prior thereto.

        -------------------------------------------------------------
        Gary L. Light/3/                $25,650.00         $56,000.00
        -------------------------------------------------------------
        Richard L. Nelson               $43,150.00         $70,000.00
        -------------------------------------------------------------
        Lyman W. Porter                 $41,750.00         $71,500.00
        -------------------------------------------------------------
        Alan Richards                   $44,500.00         $67,500.00
        -------------------------------------------------------------
        Joel Segall/3/                  $25,875.00         $56,750.00
        -------------------------------------------------------------
        W. Bryant Stooks/3/             $24,750.00         $54,000.00
        -------------------------------------------------------------
        Gerald M. Thorne/3/             $24,750.00         $54,000.00
        -------------------------------------------------------------


Investment Adviser

     PIMCO Advisors serves as investment adviser to each of the Funds pursuant to an investment advisory agreement ("Advisory Agreement") between PIMCO Advisors and the Trust. PIMCO Advisors was organized as a limited partnership under Delaware law in 1987; PIMCO Partners, G.P. ("PIMCO GP"), PIMCO Advisors's sole general partner, is a general partnership with two partners: (i) an indirect wholly-owned subsidiary of Pacific Life; and (ii) PIMCO Partners, L.L.C. ("LLC"), a limited liability company, all of the interests of which are held directly by the Managing Directors of Pacific Investment Management Company, who are William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson, Jr., William C. Powers, David H. Edington, Benjamin L. Trosky, William
R. Benz, II and Lee R. Thomas, III (collectively, the "Managing Directors"). PIMCO GP has substantially delegated its management and control of PIMCO Advisors to an Equity Board and an Operating Board of PIMCO Advisors. The activities of PIMCO Advisors are controlled by its Operating Board, except that certain non-routine or extraordinary actions may not be effected by the Operating Board without the approval of PIMCO Advisors's Equity Board. The Operating Board has in turn delegated the authority to manage day-to-day operations and policies to an Operating Committee. The Operating Board is composed of twelve members, of which seven (including the chairman) are designated by Pacific Investment Management, which is a subsidiary general partnership of PIMCO Advisors. The Equity Board is composed of twelve members including the chief executive officer of PIMCO Advisors, three members designated by PFAMCO, the chairman of the Operating Board, two members designated by LLC, two members designated by holders of Series B Preferred Stock of Thomson Advisory Group Inc., the former general partner of PIMCO Advisors, and three independent members. Because of the ability to designate a majority of the Members of the Operating Board, Pacific Investment Management and the Managing Directors could be said to control PIMCO Advisors, although the Managing Directors disclaim such control. PIMCO Advisors and PIMCO GP are located at 800 Newport Center Drive, Suite 100, Newport Beach, CA 92660. PIMCO Advisors and its subsidiary partnerships had approximately $130.6 billion of assets under management as of September 30, 1997.

     PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. For all of the Funds except the Precious Metals Fund, PIMCO Advisors has engaged affiliates to serve as Portfolio Managers.

     Under the terms of the Advisory Agreement, PIMCO Advisors is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO Advisors to the Trust are not exclusive under the terms of the Advisory Agreement. PIMCO Advisors is free to, and does, render investment advisory services to others.

     The Advisory Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days' written notice to the other party and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the Renaissance, Growth, Target, Opportunity, Innovation, Tax Exempt, International and Precious Metals Funds by vote of a majority of the Trustees who are not interested persons of PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.

     The Adviser currently receives a monthly investment advisory fee from each Fund at the following annual rates (based on the average daily net assets of the particular Funds):



Fund                                                      Advisory
----                                                      Fee Rate
                                                          --------
Tax Exempt Fund..........................................   .30%
Equity Income, Value, Capital Appreciation,
  Mid Cap Growth, Structured Emerging Markets,
  Tax-Managed Structured Emerging Markets,
  Enhanced Equity and Balanced Funds.....................   .45%
Growth Fund..............................................   .50%
International and Target Funds...........................   .55%
Core Equity Fund.........................................   .57%
Small Cap Value, Renaissance, Precious Metals
 and International Developed Funds.......................   .60%
Mid Cap Equity Fund......................................   .63%
Opportunity and Innovation Funds.........................   .65%
Emerging Markets and International Growth Funds..........   .85%
Small Cap Growth Fund....................................  1.00%
Micro Cap Growth Fund....................................  1.25%

          For the fiscal years ended June 30, 1997, June 30, 1996, and October 31, 1995 (the fiscal year ended June 30, 1996 being an eight-month period) the Funds paid the Adviser (or its predecessor) the following amounts under the Advisory Contract:

                                          Year        Period         Year
                                         Ended         Ended        Ended
Fund                                    6/30/97       6/30/96      10/31/95
----                                   --------      --------      --------
Equity Income Fund                     $555,146      $425,899      $445,739
Value Fund                              463,869        65,873        60,686
Small Cap Value Fund                    249,347       156,721       203,158
Core Equity Fund                        234,333       145,931        73,930
Mid Cap Equity Fund                      48,656        35,315        26,276
Capital Appreciation Fund             1,953,374       883,498       881,358
Mid Cap Growth Fund                   1,219,531       617,546       650,017
Micro Cap Growth Fund                 1,390,317       669,726       609,540
Small Cap Growth Fund                   327,245       426,098       594,905
Enhanced Equity Fund                    292,187       274,512       319,036
Emerging Markets Fund                   568,277       440,978       638,097
International Developed Fund            525,817       294,777       282,055
Balanced Fund                           306,756       235,529       417,190
Renaissance Fund *                      913,256           N/A           N/A
Growth Fund*                          3,758,433           N/A           N/A
Target Fund*                          2,887,743           N/A           N/A
Opportunity Fund*                     2,324,663           N/A           N/A
Innovation Fund*                        750,414           N/A           N/A
International Fund*                     559,353           N/A           N/A
Precious Metals Fund*                   119,710           N/A           N/A
Tax Exempt Fund*                         66,977           N/A           N/A
                                    -----------    ----------    ----------

TOTAL                               $19,515,404    $4,672,403    $5,201,987
--------------

* For the period 1/18/97 through 6/30/97

          In addition, the predecessors of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as a Fund of the Trust on January 17, 1997) paid the Adviser the following amounts for the fiscal period ended January 17, 1997 and the fiscal years ended September 30, 1996 and 1995 under separate management contracts between the Adviser and PAF:


                                        10/1/96       Year          Year
                                          to          Ended         Ended
Fund                                    1/17/97       9/30/96       9/30/95
----                                    -------       -------       -------
Renaissance Fund                       $653,744    $1,627,632    $1,371,809
Growth Fund                           3,370,567     9,987,541     8,268,603
Target Fund                           2,584,257     7,295,767     5,294,008
Opportunity Fund                      1,898,337     6,183,575     5,000,057
Innovation Fund                         545,586     1,063,584       265,836
International Fund                      537,647     1,872,608     2,097,974
Precious Metals Fund                    107,290       397,969       434,323
Tax Exempt Fund                          99,023       333,349       369,918
                                     ----------   -----------   -----------

TOTAL                                $9,796,451   $28,762,025   $23,102,528

Portfolio Management Agreements

    The Adviser employs Portfolio Managers to provide investment advisory services to each Fund pursuant to portfolio management agreements (each a "Portfolio Management Agreement") between the Adviser and the relevant Portfolio Manager. Each Portfolio Manager is an affiliate of the Adviser except for Van Eck Associates Corporation ("Van Eck"), which advises the Precious Metals Fund. The Adviser currently has six subsidiary partnerships which manage the remaining
Funds: Pacific Investment Management, Parametric Portfolio Associates ("Parametric"), Cadence Capital Management ("Cadence"), NFJ Investment Group ("NFJ"), Columbus Circle Investors ("Columbus Circle"), and Blairlogie Capital Management ("Blairlogie").

Pacific Investment Management
-----------------------------

    Pursuant to a Portfolio Management Agreement between the Adviser and Pacific Investment Management, Pacific Investment Management provides investment advice with respect to the portion of the assets of the Balanced Fund allocated by the Adviser for investment in fixed income securities. For the services provided, the Adviser (not the Trust) pays Pacific Investment Management a fee at the annual rate of .25% of the average daily net assets of the Balanced Fund allocated to Pacific Investment Management for investment in fixed income securities.

    Pacific Investment Management is an investment management firm organized as a general partnership. Pacific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management Inc. as the managing partner. The predecessor investment adviser to Pacific Investment Management commenced operations in 1971. Pacific Investment Management is located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. Pacific Investment Management also provides investment advisory services to PIMCO Funds:
Pacific Investment Management Series, Harbor Fund, various funds advised by Frank Russell Investment Management Company, Total Return Bond Portfolio and Intermediate Term Bond Portfolio of Prudential Securities Target Portfolio Trust, Total Return Bond and Limited Maturity Bond Portfolios of American Skandia Trust, Total Return Fund of Fremont Mutual Fund, Inc., Managed Bond and Government Securities Series of Pacific Select Fund, and the PaineWebber Short-Term U.S. Government Income Fund, a series of PaineWebber Managed Investments Trust, all of which are open-end management investment companies. Pacific Investment Management also advises PIMCO Commercial Mortgage Securities Trust, Inc. which is a closed-end management investment company, and managed accounts consisting of proceeds from various pension and profit sharing plans. Pacific Investment Management had approximately $108.5 billion of assets under management as of September 30, 1997.

Parametric
----------

    Pursuant to a Portfolio Management Agreement between the Adviser and Parametric, Parametric is the Portfolio Manager and provides investment advisory services to the Enhanced Equity, Structured Emerging Markets and Tax-Managed Structured Emerging Markets Funds. For the services provided to each Fund, the Adviser (not the Trust) pays Parametric a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular
Fund): .35% for the Enhanced Equity Fund, .35% for the Structured Emerging Markets Fund, and .35% for the Tax-Managed Structured Emerging Markets Fund.

    Parametric is an investment management firm organized as a general partnership. Parametric is the successor investment adviser to Parametric Portfolio Associates, Inc., a wholly-owned corporate subsidiary of PFAMCo. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management, Inc. as the managing partner. The predecessor investment adviser to Parametric commenced operations in 1987. Parametric is located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Parametric had combined assets, as of September 30, 1997, of approximately $2.5 billion.

Cadence
-------

    Pursuant to a Portfolio Management Agreement between the Adviser and Cadence, Cadence provides investment advisory services to the Capital Appreciation Fund, the Mid Cap Growth Fund, the Micro Cap Growth Fund, the Small Cap Growth Fund and a portion of the Balanced Fund allocated by the Adviser for investment in common stocks. For the services provided, the Adviser (not the Trust) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .35% for the Capital Appreciation Fund, .35% for the Mid Cap Growth Fund, .35% for the portion of the Balanced Fund's assets allocated to Cadence for investment in common stock, .90% for the Small Cap Growth Fund, and 1.15% for the Micro Cap Growth Fund.

    Cadence is an investment management firm organized as a general partnership. Cadence is the successor investment adviser to Cadence Capital Management Corporation, a wholly owned subsidiary of PFAMCo. Cadence has two partners:
PIMCO Advisors as the supervisory partner, and Cadence Capital Management, Inc. as the managing partner. The predecessor investment adviser to Cadence commenced operations in 1988. Cadence is located at Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of September 30, 1997, of approximately $4.9 billion.

NFJ
---

    Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ provides investment advisory services to the Equity Income Fund, the Value Fund, the Small Cap Value Fund, and a portion of the Balanced Fund allocated by
the Adviser for investment in common stocks.   For the services provided, the
Adviser (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund):
 .35% for the Equity Income Fund, .35% for the Value Fund, .35% for the portion of the Balanced Fund allocated to NFJ for investment in common stock, and .50% for the Small Cap Value Fund.

    NFJ is an investment management firm organized as a general partnership.
NFJ is the successor investment adviser to NFJ Investment Group, Inc., a wholly owned subsidiary of PFAMCo. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management, Inc. as the managing partner. The predecessor investment adviser to NFJ commenced operations in 1989. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ provides investment management services to a number of large accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by NFJ had combined assets, as of September 30, 1997, of approximately $2.3 billion.

Columbus Circle
---------------

    Pursuant to a Portfolio Management Agreement between the Adviser and Columbus Circle, Columbus Circle provides investment advisory services to the Renaissance, Growth, Target, Opportunity, Innovation, Tax Exempt, Core Equity, Mid Cap Equity, and International Growth Funds. For the services provided, the Adviser (not the Trust) pays Columbus Circle a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular
Fund): .30% for the Tax Exempt Fund, .34% for the Growth Fund, .36% for the Target Fund, .38% for the Renaissance Fund, .38% for the Innovation Fund, .47% for the Core Equity Fund, .48% for the Opportunity Fund, .53% for the Mid Cap Equity Fund, and .75% for the International Growth Fund.

    Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle is the successor investment adviser to the Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"). Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle

Investors Management, Inc. as the managing partner. Columbus Circle's ultimate predecessor commenced operations in 1975. Columbus Circle is located at Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle manages discretionary accounts for institutions, including corporate, government and union pension and profit-sharing plans, foundations and educational institutions, as well as the Active Short-Term Fund and the National Money Market Fund of CAT. Accounts managed by Columbus Circle had combined assets, as of September 30, 1997, of $11.5 billion.

Blairlogie
----------

    Pursuant to a Portfolio Management Agreement between the Adviser and Blairlogie, Blairlogie provides investment advisory services to the International, International Developed and Emerging Markets Funds. For the services provided, the Adviser (not the Trust) pays Blairlogie a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .40% for the International Fund, .50% for the International Developed Fund, and .75% for the Emerging Markets Fund.

    Blairlogie is an investment management firm organized as a limited partnership under the laws of Scotland, United Kingdom. Blairlogie is the successor investment adviser to Blairlogie Capital Management Ltd., an indirect subsidiary of PFAMCo, which commenced operations in 1992. Blairlogie has two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly-owned corporate subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is PFAMCo, and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Partners L.P. has agreed with PIMCO Advisors that PIMCO Advisors will acquire its 25% interest in four annual installments of 10%, 5%, 5% and 5%, respectively, beginning December 31, 1998. Blairlogie is located at 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Blairlogie had combined assets, as of September 30, 1997, of approximately $875 million.

Van Eck
-------

    Pursuant to a Portfolio Management Agreement between the Adviser and Van Eck, Van Eck provides investment advisory services to the Precious Metals Fund. For the Services provided, the Adviser (not the Trust) pays Van Eck a monthly fee at the annual rate of .35% based on the average daily net assets of the Precious Metals Fund.

    Van Eck is a Delaware corporation registered as an investment adviser with the SEC. Van Eck and its affiliates advise other mutual funds and private accounts. Van Eck is controlled by John C. Van Eck who, along with members of his immediate family, owns 100% of the stock of Van Eck. Van Eck is located at 99 Park Avenue, New York, New York 10001. Accounts managed by Van Eck had combined assets as of September 30, 1997 of approximately $1.5 billion.

    PIMCO Advisors determines the allocation of the Balanced Fund's assets among the various asset classes and types of securities in which the Fund invests. PIMCO Advisors reserves the right to allocate a portion of the Fund's assets for investment in money market instruments and reserves the right to manage the investment of such assets.

    For the fiscal years ended June 30, 1997, June 30, 1996, and October 31, 1995 (the fiscal year ended June 30, 1996 being an eight-month period), the amount of portfolio management fees paid by the Adviser (or its predecessor) to the applicable Portfolio Manager (or its predecessor) for each of the Funds was as follows:


                                    Year      Period        Year
                                   Ended      Ended        Ended
 Fund                             06/30/97    06/30/96    10/31/95
-----                             --------    --------    --------
Equity Income Fund             $   492,429  $  425,899  $  445,739
Value Fund                         388,966      65,873      60,686
Small Cap Value Fund               224,788     156,721     203,158
Core Equity Fund                   215,998     136,615      62,906
Mid Cap Equity Fund                 45,074      23,814      13,832
Capital Appreciation Fund        1,714,191     883,498     881,358
Mid Cap Growth Fund              1,059,242     617,546     650,017
Micro Cap Growth Fund            1,325,695     669,726     609,540
Small Cap Growth Fund              311,280     426,098     594,905
Enhanced Equity Fund               268,021     274,512     319,036
Emerging Markets Fund              501,411     385,438     550,590
International Developed Fund       478,789     237,138     241,135
Balanced Fund                      228,898     161,345     332,255
Renaissance Fund*                  575,288         N/A         N/A
Growth Fund*                     2,544,364         N/A         N/A
Target Fund*                     1,869,073         N/A         N/A
Opportunity Fund*                1,709,827         N/A         N/A
Innovation Fund*                   435,246         N/A         N/A
International Fund*                348,938         N/A         N/A
Precious Metal Fund*                66,070         N/A         N/A
Tax Exempt Fund*                    66,756         N/A         N/A
                               -----------  ----------  ----------

TOTAL                          $14,870,344  $4,464,223  $4,965,157

-----------------

*For the period 1/18/97 through 6/30/97.

    The Adviser paid the Portfolio Managers for the predecessors of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as a Fund of the Trust on January 17, 1997) the following amounts for the fiscal period ended January 17, 1997 and the fiscal years ended September 30, 1996 and 1995 under separate sub-adviser agreements between the Adviser and the relevant Portfolio Manager:


                                          10/1/96      Year         Year
                                            to         Ended        Ended
Fund                                      1/17/97     09/30/96     09/30/95
----                                      -------     --------     --------
Renaissance Fund                       $  326,864  $   813,816  $   595,500
Growth Fund                             1,685,284    4,993,770    3,634,403
Target Fund                             1,292,168    3,647,884    2,353,106
Opportunity Fund                          949,192    3,091,788    2,205,293
Innovation Fund                           272,772      531,792      132,918
International Fund                        268,824      936,304      889,339
Precious Metals Fund                       53,837      198,985      217,162
Tax Exempt Fund                            49,512      166,675      159,370
                                       ----------  -----------  -----------

TOTAL                                  $4,898,453  $14,381,014  $10,187,091

Fund Administrator

     In addition to its services as Adviser, PIMCO Advisors serves as administrator (and is referred to in this capacity as the "Administrator") to the Funds pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. PIMCO Advisors has retained Pacific Investment Management as sub-administrator to provide such services pursuant to a sub-administration agreement (the "Sub-Administration Agreement"). PIMCO Advisors may also retain other affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Funds' shares and the printing of prospectuses and shareholder reports for current shareholders.
Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the following annual rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to the indicated classes of shares on an annual basis):


                                         Administrative Fee Rate
                                         -----------------------

                               Institutional and
                                Administrative        Class A, Class B and
Fund                             Class Shares*        Class C Shares*
----                             ------------         --------------
Emerging Markets, Structured         .50%             .65% of first $2.5 billion
Emerging Markets, Tax-Managed                         .60% of amounts in excess of $2.5 billion
Structured Emerging  Markets,
International Developed,
International Growth and
International Funds

Precious Metals Fund                .30%          .45% of first $2.5 billion
                                                  .40% of amounts in excess of $2.5 billion

All Other Funds                     .25%          .40% of first $2.5 billion
                                                  .35% of amounts in excess of $2.5 billion

* The Administrator receives administrative fees based on a Fund's average daily net assets attributable in the aggregate to the Funds' Institutional and Administrative Class shares on the one hand, and to the Funds' Class A, Class B and Class C shares on the other.

     Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates;
(ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO Advisors, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and
(viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

     Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C or Administrative Class shares and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan (the "Multi-Class Plan") adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees will be allocated on a class-specific basis.

     The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, Tax Exempt, International and Precious Metals Funds, by a majority of the Trustees who are not interested persons of the Trust or PIMCO Advisors, on 60 days' written notice to PIMCO Advisors. Following its initial term of two years, the Administration Agreement would continue from year to year if approved by the Trustees, including a majority of the disinterested Trustees.

     After an initial two-year term, the Sub-Administration Agreement will continue from year to year upon the approval of the parties thereto. The Sub-Administration Agreement may be terminated at any time by PIMCO Advisors or Pacific Investment Management upon 60 days' written notice to the other party and, with respect to the services rendered to the Trust, at any time by vote of a majority of the disinterested Trustees of the Trust. The Sub-Administration Agreement will also terminate upon termination of the Administration Agreement.

     For the fiscal years ended June 30, 1997, June 30, 1996, and October 31, 1995 (the fiscal year ended June 30, 1996 being an eight-month period), the aggregate amount of the administration fees paid by the Funds was as follows (Class A, Class B and Class C shares were not offered prior to January 17,
1997):

                                    Year        Period      Year
                                    Ended       Ended       Ended
Fund                               06/30/97    06/30/96    10/31/95
----                               --------    --------    --------
Equity Income Fund                  311,798  $  236,611  $  247,633
Value Fund                          318,624      36,596      33,714
Small Cap Value Fund                114,067      65,176      84,649
Core Equity Fund                    102,634      63,942      32,425
Mid Cap Equity Fund                  19,291      14,011      10,427
Capital Appreciation Fund         1,093,013     490,803     489,643
Mid Cap Growth Fund                 729,997     342,880     361,121
Micro Cap Growth Fund               278,025     133,934     121,908
Small Cap Growth Fund                81,774     106,715     148,726
Enhanced Equity Fund                161,982     151,842     177,243
Emerging Markets Fund               312,540     259,300     375,351
International Developed Fund        437,490     244,350     235,046
Balanced Fund                       170,134     130,017     231,772
Renaissance Fund*                   605,566         N/A         N/A
Growth Fund*                      2,993,370         N/A         N/A
Target Fund*                      2,076,748         N/A         N/A
Opportunity Fund*                 1,424,856         N/A         N/A
Innovation Fund*                    458,154         N/A         N/A
International Fund*                 567,025         N/A         N/A
Precious Metals Fund*                84,947         N/A         N/A
Tax Exempt Fund*                     89,008         N/A         N/A
                                -----------  ----------  ----------

TOTAL                           $12,431,043  $2,276,177  $2,549,658
------------------------

*  For the period from 1/17/97 through 6/30/97

          The predecessor series of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each a series of PAF which reorganized as a Fund of the Trust on January 17, 1997) received administrative services during fiscal 1997, 1996 and 1995 under separate management contracts between the Adviser and PAF on behalf of each such series. See "Investment Adviser" above for the amounts paid to the Adviser by these series under such management contracts during fiscal 1997, 1996 and 1995.


                         DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

          PIMCO Funds Distribution Company (the "Distributor") serves as the distributor of each class of the Trust's shares pursuant to a distribution contract (the "Distribution Contract") with the Trust. The Distributor is a wholly-owned subsidiary of PIMCO Advisors. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

          The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).

          The Trust offers up to five classes of shares of each of the Funds:
Class A, Class B, Class C, Institutional Class and Administrative Class shares. Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers"). Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

          Under the Trust's Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

          As described in the Retail Prospectus under the caption "How to Redeem," a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a Fund-by-Fund basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

          During the fiscal year ended June 30, 1997, the Distributor received an aggregate of $40,456, $789,851, and $533,975, in contingent deferred sales charges on, respectively, Class A shares, Class B shares and Class C shares of the Funds.

          The Funds did not offer Class A, B and C shares in prior fiscal years. However, during the fiscal year ended September 30, 1996, the Distributor received the following amounts in contingent deferred sales charges on shares of series of PAF which reorganized as the following Funds of the Trust: Class A
                                                                      -------
shares:  Growth -$9,168, Target - $14 and Opportunity - $4,190.  Class B shares:
------                                                           --------------
Renaissance - $8,722, Growth - $37,445, Target - $31,670, Innovation - $36,477,
International - $6,359, Precious Metals - $1,179 and Tax Exempt -

$4,055.  Class C shares:   Renaissance - $12,809, Growth - $124,264, Target -
         --------------
$89,334, Opportunity - $37,154, Innovation - $29,110, International - $22,016,
Precious Metals - $15,384 and Tax Exempt - $1,596.

          As described in the Retail Prospectus under the caption "Alternative Purchase Arrangements - Initial Sales Charge Alternative - Class A Shares," Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal year ended June 30, 1997, the Distributor received an aggregate of $2,927,636 and retained an aggregate of $369,546, in initial sales charges paid by Class A shareholders of the Trust.

          The Trust did not offer Class A shares in prior fiscal years.
However, during the fiscal year ended September 30, 1996, the Distributor received the following amounts in initial sales charges paid by shareholders of PAF series which reorganized as the following Funds of the Trust: Renaissance - $205,419, Growth -549,330, Target - $852,363, Opportunity - $176,391, Innovation
- $685,093, International - $91,177, Precious Metals - $72,503 and Tax Exempt - $37,180, and retained the following amounts: Renaissance - $27,477, Growth - $83,657, Target - $126,693, Opportunity - $29,605, Innovation - $114,091,
International - $13,871, Precious Metals - $7,738 and Tax Exempt - $3,140. During the fiscal year ended September 30, 1995, the Distributor received an aggregate of $3,708,105 and retained an aggregate of $366,062 in initial sales charges paid by shareholders of PAF.

Distribution and Servicing Plans for Class A, Class B and Class C Shares

          As stated in the text of the Retail Prospectus under the caption "Distributor and Distribution and Servicing Plans," Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

          Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), as described in the Retail Prospectus, the Distributor receives (i) in connection with the distribution of Class B and Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth in the Retail Prospectus, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

          Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("disinterested Retail Plan Trustees"), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

          The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

       The Retail Plans went into effect for the Funds in January 1997. If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

       The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Funds, and in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.

Payments Pursuant to Class A Plans

       For the fiscal year ended June 30, 1997, the Trust paid the Distributor an aggregate of $1,147,572 pursuant to the Class A Retail Plan. Such payments were allocated among the operational Funds as follows:

                                           Year Ended
Fund                                        06/30/97
----                                        --------
Equity Income Fund                        $      938
Value Fund                                    14,876
Small Cap Value Fund                           2,770
Core Equity Fund                                 N/A
Mid Cap Equity Fund                              N/A
Capital Appreciation Fund                      5,510
Mid Cap Growth Fund                           12,246
Micro Cap Growth Fund                            N/A
Small Cap Growth Fund                            N/A
Enhanced Equity Fund                             N/A
Emerging Markets Fund                            108
International Developed Fund                     169
Balanced Fund                                    173
Renaissance                                   53,527
Growth                                       290,828
Target                                       288,012
Opportunity                                  320,127
Innovation                                    99,910
International                                 34,195
Precious Metals                               14,218
Tax Exempt                                     9,965

       During the fiscal year ended June 30, 1997, the amounts collected pursuant to the Class A Retail Plan and the contingent deferred sales charge imposed on Class A shares were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $1,166,294; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $397,691. The total, if allocated among the Funds, based on the net assets attributable to their Class A shares at June 30, 1997, would have been as follows:

                                              Sales Material
                                                and Other
                                Compensation     Expenses        Total
                                ------------  --------------     -----
Equity Income Fund                  $  3,107        $  1,059  $  4,166
Value Fund                            27,041           9,221    36,262
Small Cap Value Fund                  11,241           3,833    15,074
Core Equity Fund                         N/A             N/A       N/A
Mid Cap Equity Fund                      N/A             N/A       N/A
Capital Appreciation Fund             11,288           3,849    15,137
Mid Cap Growth Fund                   20,972           7,151    28,123
Micro Cap Growth Fund                    N/A             N/A       N/A
Small Cap Growth Fund                    N/A             N/A       N/A
Enhanced Equity Fund                     N/A             N/A       N/A
Emerging Markets Fund                    356             121       477
International Developed Fund             549             187       736
Balanced Fund                            632             216       848
Renaissance                           58,097          19,810    77,907
Growth                               256,697          87,530   344,227
Target                               263,570          89,874   353,444
Opportunity                          367,870         125,439   493,309
Innovation                            94,778          32,318   127,096
International                         33,683          11,485    45,168
Precious Metals                        6,932           2,364     9,296
Tax Exempt                             9,480           3,833    13,313

     The Trust did not offer Class A shares in prior fiscal years. For the fiscal years ended September 30, 1996 and 1995, PAF paid the Distributor an aggregate of $1,556,119 and $1,064,958, respectively, pursuant to a Distribution and Servicing Plan applicable to the Class A shares of PAF (the "PAF Class A
Plan"), which is similar to the Class A Plan of the Trust.   Such payments were
allocated among the predecessors of the following Funds (each of which was formerly a series of PAF which reorganized as a series of the Trust on January 17, 1997) as follows:

                     Year Ended      Year Ended
                   Sept. 30, 1996  Sept. 30, 1995
                   --------------  --------------
Renaissance              $ 38,973        $ 33,249
Growth                    351,506         289,263
Target                    338,598         251,511
Opportunity               308,794         255,940
Innovation                 88,089          28,918
International              42,411          49,788
Precious Metals            21,416          22,178
Tax Exempt                 10,288           6,485

          The remainder of the total payments made under the PAF Class A Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO
Funds: Pacific Investment Management Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

Payments Pursuant to Class B Plans

          For the fiscal year ended June 30, 1997, the Trust paid the Distributor an aggregate of $1,670,623 pursuant to the Class B Retail Plan. Such payments were allocated among the operational Funds as follows:

                                                Year Ended
Fund                                             06/30/97
----                                             --------
Equity Income Fund                              $   5,019
Value Fund                                        101,067
Small Cap Value Fund                               17,419
Core Equity Fund                                      N/A
Mid Cap Equity Fund                                   N/A
Capital Appreciation Fund                           5,077
Mid Cap Growth Fund                               104,374
Micro Cap Growth Fund                                 N/A
Small Cap Growth Fund                                 N/A
Enhanced Equity Fund                                  N/A
Emerging Markets Fund                                 633
International Developed Fund                        2,256
Balanced Fund                                       2,223
Renaissance                                       204,965
Growth                                            351,684
Target                                            450,009
Innovation                                        332,295
International                                      53,098
Precious Metals                                    21,713
Tax Exempt                                         18,818

          During the fiscal year ended June 30, 1997, the amounts collected pursuant to the Class B Retail Plan and the contingent deferred sales charge imposed on Class B shares were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $499,840; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $170,439. The total, if allocated among the Funds, based on the net assets attributable to their Class B shares at June 30, 1997, would have been as follows:

                                                Sales Material
                                                   and Other
                                Compensation        Expenses         Total
                                ------------    --------------       -----
Equity Income Fund                 $  4,235           $ 1,444     $  5,679
Value Fund                           42,327            14,433       56,760
Small Cap Value Fund                 18,336             6,252       24,588
Core Equity Fund                        N/A               N/A          N/A
Mid Cap Equity Fund                     N/A               N/A          N/A
Capital Appreciation Fund             5,026             1,714        6,740
Mid Cap Growth Fund                  45,721            15,590       61,311
Micro Cap Growth Fund                   N/A               N/A          N/A
Small Cap Growth Fund                   N/A               N/A          N/A
Enhanced Equity Fund                    N/A               N/A          N/A
Emerging Markets Fund                   514               175          689
International Developed Fund          1,836               626        2,462
Balanced Fund                         1,872               638        2,510

Renaissance                       62,109         21,178         83,287
Growth                            92,401         31,507        123,908
Target                           113,822         38,812        152,634
Innovation                        85,939         29,304        115,243
International                     14,406          4,912         19,318
Precious Metals                    7,073          2,412          9,485
Tax Exempt                         4,225          1,441          5,666

     The Trust did not offer Class B shares in prior fiscal years. For the fiscal years ended September 30, 1996 and 1995, PAF paid the Distributor an aggregate of $1,839,931 and $87,552, respectively, pursuant to a Distribution and Servicing Plan applicable to the Class B shares of PAF (the "PAF Class B Plan"), which is similar to the Class B Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF which reorganized as a series of the Trust on January 17, 1997) as follows:

                                   Year Ended      Year Ended
                                 Sept. 30, 1996  Sept. 30, 1995
                                 --------------  --------------
Renaissance                            $ 62,195         $ 2,071
Growth                                  211,778          12,583
Target                                  241,125          11,816
Opportunity                                 N/A             N/A
Innovation                              166,747           9,364
International                           289,719             555
Precious Metals                          14,083             270
Tax Exempt                               14,673             745

          The remainder of the total payments made under the PAF Class B Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO
Funds: Pacific Investment Management Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

Payments Pursuant to Class C Plans

          For the fiscal year ended June 30, 1997, the Trust paid the Distributor an aggregate of $28,944,078 pursuant to the Class C Retail Plan. Such payments were allocated among the operational Funds as follows:


                                              Year Ended
Fund                                           06/30/97
----                                           --------
Equity Income Fund                          $    13,919
Value Fund                                      245,893
Small Cap Value Fund                             39,558
Core Equity Fund                                    N/A
Mid Cap Equity Fund                                 N/A
Capital Appreciation Fund                        28,078
Mid Cap Growth Fund                             197,365
Micro Cap Growth Fund                               N/A
Small Cap Growth Fund                               N/A
Enhanced Equity Fund                                N/A
Emerging Markets Fund                             5,070
International Developed Fund                      4,936
Balanced Fund                                     1,876

Renaissance                       2,024,245
Growth                           11,107,219
Target                            7,238,372
Opportunity                       4,950,118
Innovation                        1,149,018
International                     1,354,452
Precious Metals                     255,508
Tax Exempt                          328,451

          During the fiscal year ended June 30, 1997, the amounts collected pursuant to the Class C Retail Plan and the contingent deferred sales charge imposed on Class C shares were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $6,664,535; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $2,272,518. The total, if allocated among the Funds, based on the net assets attributable to their Class C shares at June 30, 1997, would have been as follows:

                                             Sales Material
                                                and Other
                              Compensation       Expenses      Total
                              ------------       --------      -----
Equity Income Fund              $   10,972        $  3,741  $   14,713
Value Fund                         106,994          36,484     143,478
Small Cap Value Fund                34,094          11,626      45,720
Core Equity Fund                       N/A             N/A         N/A
Mid Cap Equity Fund                    N/A             N/A         N/A
Capital Appreciation Fund           21,817           7,439      29,256
Mid Cap Growth Fund                 89,419          30,491     119,910
Micro Cap Growth Fund                  N/A             N/A         N/A
Small Cap Growth Fund                  N/A             N/A         N/A
Enhanced Equity Fund                   N/A             N/A         N/A
Emerging Markets Fund                3,057           1,043       4,100
International Developed Fund         4,160           1,419       5,579
Balanced Fund                        1,470             501       1,971
Renaissance                        519,433         177,120     696,553
Growth                           2,534,587         854,261   3,388,848
Target                           1,618,653         551,939   2,170,592
Opportunity                      1,049,063         357,717   1,406,780
Innovation                         271,932          92,725     364,657
International                      287,886          98,165     386,051
Precious Metals                     41,949          14,304      56,253
Tax Exempt                          69,048          23,544      92,592

     The Trust did not offer Class C shares in prior fiscal years. For the fiscal years ended September 30, 1996 and 1995, PAF paid the Distributor an aggregate of $41,704,155 and $34,667,013, respectively, pursuant to a Distribution and Servicing Plan applicable to the Class C shares of PAF (the "PAF Class C Plan"), which is similar to the Class C Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF Fund which reorganized as a series of the Trust on January 17, 1997) as follows:

                                  Year Ended             Year Ended
                                Sept. 30, 1996         Sept. 30, 1995
                                --------------         --------------
Renaissance                        $ 1,965,449            $ 1,694,012
Growth                              13,593,775             11,397,447
Target                               8,684,223              6,402,149
Opportunity                          7,455,633              5,976,316
Innovation                             899,377                229,411
International                        1,858,512              2,422,761
Precious Metals                        430,849                490,116
Tax Exempt                             499,738                589,843

          The remainder of the total payments made under the PAF Class C Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO
Funds: Pacific Investment Management Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

Distribution and Administrative Services Plans for Administrative Class Shares

          The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted a Distribution Plan (together with the Administrative Services Plan, the "Administrative Plans") with respect to the Administrative Class shares of each Fund except the Emerging Markets, Capital Appreciation and Mid Cap Growth Funds, which are not subject to such Distribution Plan.

          Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

          Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

          The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets.

          Each Administrative Plan provides that it may not be amended to increase materially the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and

(ii) those Trustees ("disinterested Administrative Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

          Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Administrative Plan Trustees. The Administrative Class Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

          Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

          Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

          Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

Payments Pursuant to Administrative Distribution Plan

          For the fiscal year ended June 30, 1997, the Trust made no payments pursuant to the Administrative Distribution Plan. The Administrative Distribution Plan was not in effect in prior fiscal years.

Payments Pursuant to Administrative Services Plan

     For the fiscal year ended June 30, 1997, the Trust paid qualified service providers an aggregate of $132,422 pursuant to the Administrative Services Plan. Such payments were allocated among the operational Funds as follows:

                                                   Year Ended
Fund                                                 06/30/97
----                                                 --------
Equity Income Fund                                  $  16,938
Value Fund                                                  0
Small Cap Value Fund                                   12,276
Core Equity Fund                                       79,366
Mid Cap Equity Fund                                         0
Capital Appreciation Fund                               3,297
Mid Cap Growth Fund                                     4,723
Micro Cap Growth Fund                                   1,898
Small Cap Growth Fund                                     137
Enhanced Equity Fund                                        0

Emerging Markets Fund                  582
International Developed Fund        13,205
Balanced Fund                            0
Renaissance                              0
Growth                                   0
Target                                   0
Opportunity                              0
Innovation                               0
International                            0
Precious Metals                          0
Tax Exempt                               0

     The Trust has been informed that all of these amounts constituted "service fees" under applicable NASD rules. The Administrative Services Plan was not in effect in prior fiscal years.

Purchases, Exchanges and Redemptions

     Purchases, exchanges and redemptions of Class A, Class B and Class C shares are discussed in the Retail Prospectus under the headings "How to Buy Shares," "Exchange Privilege," and "How to Redeem." Purchases, exchanges and redemptions of Institutional Class and Administrative Class shares are discussed in the Institutional Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value."

     Certain clients of the Adviser or a Portfolio Manager whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     As described in the Retail Prospectus under the caption "Exchange Privilege," and in the Institutional Prospectus under the caption "Redemption of Shares," a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust that is available for investment, or any series of PIMCO Funds: Pacific Investment Management Series, a mutual fund family advised by Pacific Investment Management, on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Retail Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

     Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the New York Stock Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds' portfolios.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, currently set at $250 for Class A, Class B and Class C shares, and $100,000 with respect to Institutional Class and Administrative Class shares. An investor will be notified that the value of the account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Trust's Agreement and Declaration of Trust, as amended and restated (the "Declaration of Trust"), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


                        PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

     Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Portfolio Managers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or the Portfolio Manager's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     The Adviser and/or each Portfolio Manager places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser or Portfolio Manager uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Portfolio Manager, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     For the fiscal years ended June 30, 1997, June 30, 1996, and October 31, 1995 (the fiscal year ended June 30, 1996 being an eight-month period), the following amounts of brokerage commissions were paid by the Funds:


                                             Year         Period      Year
                                             Ended        Ended       Ended
Fund                                        6/30/97       6/30/96     10/31/95
----                                        -------       -------     --------
Equity Income Fund                        $   161,012    $  221,694   $  170,712
Value Fund                                    203,403        65,062       39,801
Small Cap Value Fund                          146,551        74,170       74,739
Capital Appreciation Fund                     889,931       467,569      411,595
Mid Cap Growth Fund                           634,436       382,764      332,045
Micro Cap Growth Fund                         315,009       124,194      202,678
Small Cap Growth Fund                         113,103        76,333      111,918
Enhanced Equity Fund                          196,460       114,363       47,226
Emerging Markets Fund                         591,312       622,328    1,061,823
International Developed Fund                  498,041       306,741      301,313
Balanced Fund                                 197,598        95,606       32,346
Core Equity Fund                              114,173        57,047       40,203
Mid Cap Equity Fund                            31,940        16,961       20,084
Renaissance Fund*                             717,040           N/A          N/A
Growth Fund*                                2,632,126           N/A          N/A
Target Fund*                                2,584,198           N/A          N/A
Opportunity Fund*                           1,187,818           N/A          N/A
Innovation Fund*                              224,529           N/A          N/A
International Fund*                           748,412           N/A          N/A
Precious Metals Fund*                          81,251           N/A          N/A
Tax Exempt Fund*                                    0           N/A          N/A
                                          -----------    ----------   ----------

TOTAL                                     $12,268,343    $2,624,832   $2,846,483

------------------
* For the period 1/18/97 through 6/30/97.

     For the fiscal period ended January 17, 1997 and the fiscal years ended September 30, 1996 and 1995, the following amounts of brokerage commissions were paid by the predecessors of the Funds listed below (each of which was a series of PAF during such periods and reorganized as a Fund of the Trust on January 17,
1997):


                           10/1/96        Year         Year
                              to         Ended        Ended
Fund                       1/17/97      9/30/96      9/30/95
----                       -------      -------      -------
Renaissance Fund          $  363,501  $   993,617  $   605,124
Growth Fund                1,064,573    2,985,777    3,500,524
Target Fund                1,375,601    3,080,238    2,289,076
Opportunity Fund             505,221    1,757,263    1,728,282
Innovation Fund              105,556      228,473       84,173
International Fund           393,808    1,530,476    2,727,326
Precious Metals Fund          53,096       79,838       48,592
Tax Exempt Fund                    0            0            0
                          ----------  -----------  -----------

TOTAL                     $3,861,356  $10,655,682  $10,983,097

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and Portfolio Managers receive research services from many broker-dealers with which the Adviser and Portfolio Managers place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and Portfolio Managers in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The advisory fees paid by the Trust are not reduced because the Adviser and Portfolio Managers receive such services.

     In reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser and Portfolio Managers may cause the Trust to pay broker-dealers which provide them with "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or Portfolio Managers may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

     The Adviser or a Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Portfolio Manager where, in the judgment of the Adviser or Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

     Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Fund on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer, and if there is in effect a written contract between the Adviser or Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.

     SEC rules further require that commissions paid to such an affiliated broker-dealer, the Adviser, or Portfolio Manager by a Fund on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

Portfolio Turnover

     The Adviser and Portfolio Managers manage the portfolios of the Funds without regard generally to restrictions on portfolio turnover, except those imposed on their ability to engage in short-term trading by provisions of the federal tax laws, see "Taxation." The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

                                 NET ASSET VALUE

     As indicated in the Retail Prospectus under the heading "How Net Asset Value is Determined" and in the Institutional Prospectus under the heading "Net Asset Value," the Trust's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value will not be determined on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The values of portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets in European and Pacific Basin countries are normally completed well before 4:00 p.m. (Eastern time). In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value of these Funds is not calculated. The calculation of the net asset value of certain Funds that invest in foreign securities may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. If events materially affecting the values of portfolio securities occur between the time their prices are determined and 4:00 p.m. (Eastern time), these securities will be valued at fair value as determined by the Adviser or a Portfolio Manager and approved in good faith by the Board of Trustees.

                                 TAXATION

     The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) with respect to tax years beginning on or prior to August 5, 1997, derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely
(1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. In order to qualify for the special tax treatment accorded regulated investment companies, a Fund must distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. Under the 30% of gross income test described above, the Fund will be restricted from selling certain assets held (or considered under Code rules to have been held) for less than three months, and in engaging in certain hedging transactions (including hedging transactions in futures and options) that in some circumstances could cause certain Fund assets to be treated as held for less than three months. By qualifying as a regulated investment company, each Fund will not be subject to federal income taxes to the extent that its net investment income, net short-term capital gains and net long-term capital gains are distributed. In addition, the Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would not constitute qualifying income for purposes of the Qualifying Income Test if such gains are not directly related to investing in securities. To date, such regulations have not been issued.

     The Tax Exempt Fund must have at least 50% of its total assets invested in Tax Exempt Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Tax Exempt Bonds and so designated by the Fund will be "exempt-interest dividends," which are exempt from federal income tax when received by an investor. Certain exempt-interest dividends, as described in the Retail Prospectus, may increase alternative minimum taxable income for purposes of determining a shareholder's liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax exempt for purposes of the regular income tax to shareholders who are "substantial users" of the facilities financed by such obligations or "related persons" of such "substantial users." The tax-exempt portion of dividends paid for a calendar year constituting "exempt-interest dividends" will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder.
All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax Exempt Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Shareholders of the Tax Exempt Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient's benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits, exceeds a base amount. In addition, up to 85% of a recipient's benefits may be subject to tax if the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient's benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

     In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. Since certain of the Tax Exempt Fund's expenses attributable to earning tax-exempt income do not reduce such Fund's current earnings and profits, it is possible that distributions, if any, in excess of such Fund's net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund's remaining earnings and profits (i.e., the amount of such expenses).

     The proper tax treatment of income or loss realized by the Precious Metals Fund from the retirement or sale of a Metal-Indexed Note is unclear. The Precious Metals Fund will report such income or loss as capital or ordinary income or loss in a manner consistent with any Internal Revenue Service position on the subject following the publication of such a position. Gain or loss from the sale or exchange of preferred stock indexed to the price of a natural resource is expected to be capital gain or loss to the Precious Metals Fund.

Distributions

     As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     The tax status of each Fund and the distributions which it may make are summarized in the Retail Prospectus under the captions "Distributions" and "Taxes" and in the Institutional Prospectus under the caption "Dividends, Distributions and Taxes." Except for exempt-interest dividends paid by the Tax Exempt Fund, all dividends and distributions of a Fund, whether received in shares or cash, are taxable and must be reported on each shareholder's federal income tax return. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption. A dividend or capital gains distribution received after the purchase of a Fund's shares reduces the net asset value of the shares by the amount of the dividend or distribution and will be subject to federal income taxes.

     A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject generally to a 46-day holding period requirement). Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations.

     Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate depending upon the holding period of the portfolio security. Any distributions that are not from a Fund's investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Sales of Shares

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate depending upon the holding period of the portfolio security. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Backup Withholding

     A Fund may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures, Forward Contracts and Swap Agreements

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because there is relatively little guidance regarding the straddle rules, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging trans actions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Emerging Markets, Structured Emerging Markets, International Developed and Balanced Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment.
If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     The 30% limit on gains from the disposition of certain options, futures, forward contracts, and swap agreements held less than three months and the qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements. The 30% limit will apply only until the start of a Fund's first tax year beginning after August 5, 1997.

Passive Foreign Investment Companies

     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders.

     In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to a U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions.

Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include its share of the PFIC's income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser and each Portfolio Manager intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receive ables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Other Taxation

     Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, are not deductible by those regulated investment companies for purposes of calculating the income of certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). The shareholder's pro rata portion of such expenses will be treated as income to the shareholder and will be deductible by the shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations").
However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                        OTHER INFORMATION

Capitalization

          The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 14, 1997. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Performance Information

          Performance information is computed separately for each class of a Fund's shares. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. As noted below, in accordance with SEC rules and informal guidance, total return presentations for periods prior to the inception date of a particular class of a Fund are based on the historical performance of an older class of the Fund (specified below) restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as distribution and servicing fees and administrative fees associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes (i.e., if they had been offered since the inception of the Fund) by the amount of such higher expenses compounded over the relevant periods. The Tax Exempt, Renaissance and Balanced Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class (and yield of each class in the case of the Tax Exempt and Balanced Funds) and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund's net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Calculation of Yield

          Quotations of yield for certain of the Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                       YIELD = 2[( a-b + 1)/6/ -1]
                                   ---
                              cd

                where  a = dividends and interest earned during the period,

                       b = expenses accrued for the period (net of
                           reimbursements),

                       c = the average daily number of shares outstanding during
                           the period that were entitled to receive dividends, and

                       d = the maximum offering price per share on the last day
                           of the period.

          For the one month period ended June 30, 1997, the yields of the Balanced Fund, Renaissance Fund and Tax Exempt Fund were as follows:


Fund                Institutional Class   Administrative Class  Class A   Class B   Class C
------------------  --------------------  --------------------  --------  --------  --------

Balanced Fund                      3.23%                   N/A     2.68%     2.10%     2.09%
Renaissance Fund                    N/A                    N/A     0.78%     0.10%     0.09%
Tax Exempt Fund                     N/A                    N/A     4.31%     3.77%     3.76%


          The yield of each such Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield (and the tax exempt status of distributions for the Tax-Exempt Fund) should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

         The Tax Exempt Fund may advertise a tax equivalent yield of each class of its shares, calculated as described above except that, for any given tax bracket, net investment income of each class will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of each class of the Fund plus (ii) the tax exempt income of each class of the Fund divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket. For example, taxpayers with the marginal federal income tax rates indicated in the following table would have to earn the tax equivalent yields shown in order to realize an after-tax return equal to the corresponding tax-exempt yield shown.


Filing Status                                        Marginal tax rate*           A tax-exempt yield of
                                                                           is equivalent to a taxable yield of
                      Taxable income
 Single                   (Married filing jointly)                        3%      4%       5%       6%       7%

$23,350 or less             $39,000 or less                   15%       3.53%    4.71%    5.88%    7.06%    8.24%
Over $23,350 but            Over $39,000 but                  28%       4.17%    5.56%    6.94%    8.33%    9.72%
  not over $56,550           not over $94,250
Over $56,550 but            Over $94,250 but                  31%       4.35%    5.80%    7.25%    8.70%   10.14%
  not over $117,950          not over $143,600
Over $117,950 but           Over $143,600 but                 36%       4.69%    6.25%    7.81%    9.38%   10.94%
  not over $256,500          not over $256,500
Over $256,500               Over $256,500                     39.6%     4.97%    6.62%    8.28%    9.93%   11.59%

-------------------
* These marginal tax rates do not take into account the effect of the phaseout of itemized deductions and personal exemptions.

         As is shown in the above table, the advantage of tax-exempt investing becomes more advantageous to an investor as his or her marginal tax rate increases.

         The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

         Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

  The table below sets forth the average annual total return of each class of shares of the following Funds for the periods ended June 30, 1997. As noted below, consistent with SEC rules and informal guidance, total return presentations for periods prior to the inception date of a particular class are based on the historical performance of Institutional Class shares restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as 12b-1 distribution and servicing fees, which are paid by all classes except the Institutional Class (at a maximum rate of 1.00% per annum), and the higher administrative fee charges associated with Class A, Class B and Class C shares (a maximum differential of
 .15% per annum). All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes (i.e., if they had been offered since the inception of the Fund) by the amount of such higher expenses, compounded over the relevant period.

                 Total Return for Periods Ended June 30, 1997*

----------------------------------------------------------------------------------------
                                                       Since
                                                     Inception    Inception   Inception
     Fund           Class**      1 Year   5 Years     of Fund      Date of     Date of
                                                    (Annualized)    Fund        Class
----------------------------------------------------------------------------------------
Equity Income     Institutional  27.67%    16.72%      16.81%       03/08/91    03/08/91
                 Administrative  27.40%    16.56%      16.68%                   11/30/94
                        Class A  20.43%    15.36%      15.75%                    1/17/97
                        Class B  22.08%    16.39%      16.74%                    1/17/97
                        Class C  26.04%    16.60%      16.74%                    1/17/97
----------------------------------------------------------------------------------------
Value             Institutional  26.38%    19.01%      17.56%       12/30/91    12/30/91
                 Administrative  26.38%    19.01%      17.56%                    1/17/97
                        Class A  19.17%    17.62%      16.33%                    1/17/97
                        Class B  20.72%    18.69%      17.38%                    1/17/97
                        Class C  24.73%    18.89%      17.47%                    1/17/97
----------------------------------------------------------------------------------------
Small Cap         Institutional  31.99%    18.19%      17.62%        10/1/91     10/1/91
Value            Administrative  31.70%    18.10%      17.55%                    11/1/95
                        Class A  24.49%    16.81%      16.45%                    1/17/97
                        Class B  26.40%    17.87%      17.46%                    1/17/97
                        Class C  30.40%    18.08%      17.55%                    1/17/97
----------------------------------------------------------------------------------------
Capital           Institutional  31.52%    20.97%      18.95%         3/8/91      3/8/91
Appreciation     Administrative  31.31%    20.93%      18.92%                    1/17/97
                        Class A  24.11%    19.57%      17.88%                    1/17/97
                        Class B  25.96%    20.68%      18.89%                    1/17/97
                        Class C  29.96%    20.87%      18.89%                    1/17/97
----------------------------------------------------------------------------------------
Mid Cap           Institutional  30.58%    20.18%      18.44%        8/26/91     8/26/91
Growth           Administrative  30.23%    20.01%      18.30%                   11/30/94
                        Class A  23.16%    18.78%      17.28%                    1/17/97
                        Class B  24.88%    19.86%      18.27%                    1/17/97
                        Class C  28.94%    20.06%      18.36%                    1/17/97
----------------------------------------------------------------------------------------
Micro Cap         Institutional  20.05%     N/A        22.61%        6/25/93     6/25/93
Growth           Administrative  19.72%     N/A        22.51%                     4/1/96
                        Class A   N/A       N/A         N/A                      1/17/97
                        Class B   N/A       N/A         N/A                      1/17/97
                        Class C   N/A       N/A         N/A                      1/17/97
----------------------------------------------------------------------------------------
Small Cap         Institutional  22.82%    19.45%      22.50%         1/7/91      1/7/91
Growth           Administrative  23.12%    19.50%      22.54%                    9/27/95
                        Class A   N/A       N/A         N/A                      1/17/97
                        Class B   N/A       N/A         N/A                      1/17/97
                        Class C   N/A       N/A         N/A                      1/17/97
----------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------
Enhanced         Institutional    31.45%    17.12%        15.54%     2/11/91     2/11/91
Equity          Administrative    31.45%    17.12%        15.54%                 1/17/97
                       Class A     N/A       N/A           N/A                   1/17/97
                       Class B     N/A       N/A           N/A                   1/17/97
                       Class C     N/A       N/A           N/A                   1/17/97
----------------------------------------------------------------------------------------
Emerging         Institutional    10.85%     N/A          11.25%      6/1/93      6/1/93
Markets         Administrative    10.45%     N/A          11.04%                 11/1/94
                       Class A     4.60%     N/A           9.69%                 1/17/97
                       Class B     5.29%     N/A          10.77%                 1/17/97
                       Class C     9.29%     N/A          11.12%                 1/17/97
----------------------------------------------------------------------------------------
International    Institutional    10.07%     N/A          11.26%      6/8/93      6/8/93
Developed       Administrative     9.77%     N/A          11.08%                11/30/94
                       Class A     3.70%     N/A           9.64%                 1/17/97
                       Class B     4.57%     N/A          10.78%                 1/17/97
                       Class C     8.57%     N/A          11.14%                 1/17/97
----------------------------------------------------------------------------------------
Balanced         Institutional    20.37%    12.79%        12.90%     6/25/92     6/25/92
                Administrative    20.37%    12.79%        12.90%                 6/25/92
                       Class A    13.51%    11.47%        11.60%                 1/17/97
                       Class B    14.82%    12.44%        12.68%                 1/17/97
                       Class C    18.79%    12.68%        12.80%                 1/17/97
----------------------------------------------------------------------------------------
Core Equity      Institutional    21.59%     N/A          23.61%    12/28/94    12/28/94
                Administrative    21.20%     N/A          23.36%                 5/31/95
                       Class A     N/A       N/A           N/A                   1/17/97
                       Class B     N/A       N/A           N/A                   1/17/97
                       Class C     N/A       N/A           N/A                   1/17/97
----------------------------------------------------------------------------------------
Mid Cap          Institutional     9.61%     N/A          22.26%    12/28/94    12/28/94
Equity          Administrative     9.61%     N/A          22.25%                 1/17/97
                       Class A     N/A       N/A           N/A                   1/17/97
                       Class B     N/A       N/A           N/A                   1/17/97
                       Class C     N/A       N/A           N/A                   1/17/97
----------------------------------------------------------------------------------------

     * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

     ** For all Funds, consistent with SEC rules and informal guidance, Class A, Class B, Class C and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund adjusted to reflect the actual sales charges (none in the case of the Administrative Class) of the newer class. The adjusted Institutional Class performance does not, however, reflect the higher Fund operating expenses applicable to Class A, Class B, Class C and Administrative Class shares, such as 12b-1 distribution and servicing fees, which are paid by all classes except the Institutional Class (at a maximum rate of 1.00% per annum), and the higher administrative fee charges associated with Class A, Class B and Class C shares (a maximum differential of .15% per annum). All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes by the amount of such higher expenses, compounded over the relevant period.

         The table below sets forth the average annual total return of each class of shares of the following Funds (each of which was a series of PAF prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended June 30, 1997. The table presents total return information from the inception of the PAF predecessor series through June 30, 1997. Consistent with SEC rules and informal guidance, total return presentations for periods prior to the inception date of a particular class are based on the historical performance of Class A or Class C shares (the particular class used in each case is noted below) restated to reflect the current sales charges (if any) of the newer class, but not reflecting possibly lower operating expenses such as 12b-1 distribution and servicing fees or administrative fee charges associated with the newer class.

                 Total Return for Periods Ended June 30, 1997*

---------------------------------------------------------------------------------------------------
                                                                    Since
                                                                  Inception    Inception  Inception
      Fund            Class***     1 Year   5 Years   10 Years     of Fund     Date of    Date of
                                                                 (Annualized)    Fund      Class
---------------------------------------------------------------------------------------------------
Renaissance**             Class A   32.16%    17.76%       N/A         12.85%    4/18/88     2/1/91
                          Class B   32.16%    17.76%       N/A         12.85%               5/22/95
                          Class C   26.76%    17.31%       N/A         12.76%               4/18/88
                    Institutional   27.19%    17.31%       N/A         12.85%               1/17/97
                   Administrative   31.16%    17.76%       N/A         12.85%               1/17/97
---------------------------------------------------------------------------------------------------
Growth                    Class A   13.88%    13.92%     12.47%        16.38%    2/24/84   10/26/90
                          Class B   14.64%    13.90%     12.57%        16.42%               5/23/95
                          Class C   18.59%    14.35%     12.57%        16.42%               2/24/84
---------------------------------------------------------------------------------------------------
Target                    Class A    4.53%      N/A        N/A         17.18%   12/17/92   12/17/92
                          Class B    4.79%      N/A        N/A         17.75%               5/22/95
                          Class C    8.72%      N/A        N/A         17.75%              12/17/92
---------------------------------------------------------------------------------------------------
Opportunity               Class A  -14.52%    19.00%     16.95%        17.92%    2/24/84   12/17/90
                          Class C  -11.13%    19.45%     17.06%        18.00%               2/24/84
---------------------------------------------------------------------------------------------------
Innovation                Class A    5.91%      N/A        N/A         26.50%   12/22/94   12/22/94
                          Class B    5.91%      N/A        N/A         26.50%               5/22/95
                          Class C    0.09%      N/A        N/A         23.70%              12/22/94
                    Institutional    0.12%      N/A        N/A         25.26%               1/17/97
                   Administrative    4.06%      N/A        N/A         25.54%               1/17/97
---------------------------------------------------------------------------------------------------
International**           Class A    4.06%     8.81%      5.95%         7.33%    8/25/86     2/1/91
                          Class B    4.28%     8.78%      6.05%         7.43%               5/22/95
                          Class C    8.29%     9.22%      6.05%         7.43%               8/25/86
---------------------------------------------------------------------------------------------------
Precious                  Class A  -33.77%     2.01%       N/A         -1.58%   10/10/88     2/1/91
Metals**                  Class B  -33.83%     1.97%       N/A         -1.45%               6/15/95
                          Class C  -30.97%     2.47%       N/A         -1.75%              10/10/88
---------------------------------------------------------------------------------------------------
Tax Exempt                Class A    2.10%     5.08%      6.55%         7.37%    11/1/85    3/14/91
                          Class B    1.02%     5.11%      6.67%         7.48%               5/30/95
                          Class C    5.30%     5.27%      6.55%         7.49%               11/1/85
---------------------------------------------------------------------------------------------------


  * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

  ** The investment objective and policies of the Renaissance Fund and International Fund were changed effective February 1, 1992 and September 1, 1992, respectively. The investment objective and policies of the Precious Metals Fund were changed effective November 15, 1994. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies then been in effect.

  *** With the exception of the Target Fund and Innovation Fund, Class A,
  Class B, Institutional Class and Administrative Class total return presentations for these Funds for periods prior to the Inception Date of the particular class reflect the prior performance of Class C shares of the former relevant PAF Fund adjusted to reflect the actual sales charges (or no sales charges in the case of Administrative and Institutional Class shares) of the newer class. The adjusted performance does not, however, reflect possibly lower operating expenses such as 12b-1 distribution and servicing fees or administrative fee charges associated with the newer class. For the Target (for Class B only) and Innovation Funds, (i) Institutional and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Class A shares of the former PAF Fund adjusted in the manner described above and (ii) Class B total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Class C shares of the former PAF Fund adjusted in the manner described above. Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PAF Funds were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Retail Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the Growth Fund, Target Fund, Opportunity Fund and International Fund are expected to have higher total Fund operating expenses than their predecessors had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, such higher expenses should adversely affect future total return performance for these Funds compared to historical periods.

         Performance information for a Fund may also be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far
East) Index, the Morgan Stanley Capital International Emerging Markets Free Index, the International Finance Corporation Emerging Markets Index, the Baring Emerging Markets Index, or other unmanaged indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs or expenses. The Adviser and any of the Portfolio Managers may also report to shareholders or to the public in advertisements concerning the performance of the Adviser and/or the Portfolio Managers as advisers to clients other than the Trust, and on the comparative performance or standing of the Adviser and/or the Portfolio Managers in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser or the Portfolio Managers, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

         The total return of each class (and yield of each class in the case of the Tax Exempt, Renaissance and Balanced Funds) may be used to compare the performance of each class of a Fund's shares against certain widely acknowledged standards or indexes for stock and bond market performance, against interest rates on certificates of deposit and bank accounts, against the yield on money market funds, against the cost of living (inflation) index, and against hypothetical results based on a fixed rate of return.

         The S&P's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 385 industrial, 15 transportation, 45 utilities and 55 financial services concerns. The S&P 500 represents about 77% of the market value of all issues traded on the New York Stock Exchange.

         The S&P's 400 Mid-Cap Index (the "S&P 400 Mid-Cap Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks of companies whose capitalization range from $100 million to over $5 billion and which represent a wide range of industries. As of September 30, 1997, approximately 22% of the 400 stocks were stocks listed on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, 76% were stocks listed on the New York Stock Exchange and 7% were stocks listed on the American Stock Exchange. The Standard & Poor's Midcap 400 Index P/TR consists of 400 domestic stocks chosen for market size (median market capitalization of $1.52 billion), liquidity and industry group representation. It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation, in size order.

         The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the NASDAQ system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

         The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. This large cap index is highly correlated with the S&P 500. The Russell 1000 Value Index contains stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select.

         The Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly-issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

         The Lehman Government/Corporate Bond Index (the "SL
Government/Corporate Index") is a measure of the market value of approximately 5,000 bonds. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher by an NRSRO.

         BanXquote Money Market, a service of Masterfund Inc., provides the average rate of return paid on

3-month certificates of deposit offered by major banks and the average rate paid by major banks on bank money market funds. The Donoghue Organization, Inc., a subsidiary of IBC USA Inc., publishes the Money Fund Report which lists the 7-day average yield paid on money market funds.

         From time to time, the Trust may use, in its advertisements or information furnished to present or prospective shareholders, data concerning the performance and ranking of certain countries' stock markets, including performance and ranking data based on annualized returns over one-, three-, five- and ten-year periods. The Trust may also use data about the portion of world equity capitalization represented by U.S. securities. As of December 31, 1996, the U.S. equity market capitalization represented approximately 35% of the equity market capitalization of all the world's markets. This compares with 52% in 1980 and 70% in 1972.

         From time to time, the Trust may use, in its advertisements and other information relating to certain of the Funds, data concerning the performance of stocks relative to that of fixed income investments and relative to the cost of living over various periods of time. The table below sets forth the annual returns for each calendar year from 1972 through 1996 (as well as a cumulative return and average annual return for that 25 year period) for the S&P 500 and Treasury bills (using the formula set forth after the table) as well as the rates of inflation (based on the Consumer Price Index) during such periods.


                                                              Consumer Price
Period                        S&P 500        Treasury Bills        Index
------                        -------        --------------   --------------

1972                           18.9              3.8              3.4
1973                          -14.7              6.9              8.8
1974                          -26.5              8.0             12.2
1975                           37.2              5.8              7.0
1976                           23.8              5.0              4.8
1977                           -7.2              5.1              6.8
1978                            6.5              7.2              9.0
1979                           18.4             10.4             13.3
1980                           32.4             11.2             12.4
1981                           -4.9             14.7              8.9
1982                           21.4             10.5              3.8
1983                           22.5              8.8              3.8
1984                            6.3              9.9              3.9
1985                           32.2              7.7              3.8
1986                           18.5              6.1              1.1
1987                            5.2              5.5              4.4
1988                           16.8              6.3              4.4
1989                           31.5              8.4              4.6
1990                           -3.2              7.8              6.1
1991                           30.5              5.6              3.1
1992                            7.7              3.5              2.9
1993                           10.1              2.9              2.7
1994                            1.3              3.9              2.7
1995                           37.4              5.6              2.7
1996                           23.1              5.2              3.3
--------------------------------------------------------------------------------
Cumulative Return
1972-1996                   1,826.8%           458.5%           285.9%
--------------------------------------------------------------------------------
Average Annual Return
1972-1996                      12.6%             7.1%             5.6%
--------------------------------------------------------------------------------

     The average returns for Treasury bills were computed using the following method. For each month during a period, the Treasury bill having the shortest remaining maturity (but not less than one month) was selected. (Only the remaining maturity was considered; the bill's original maturity was not considered). The return for the selected Treasury bill was computed based on the price of the bill as of the last trading day of the previous month and the price on the last trading day of the current month. The price of the bill (P) at each time (t) is given by:

     P\\t\\ =   [1- rd]
                   ---
                   360
     where,
            r = decimal yield on the bill at time t (the average of bid and ask quotes); and
            d =  the number of days to maturity as of time t.

     Advertisements and information relating to the Target Fund may use data comparing the performance of stocks of medium-sized companies to that of other companies. The following table sets forth the annual returns for each year from March 1981 (inception of Mid-Cap Index) through December 31, 1996 (as well as a cumulative return and average annual return for this period) for stocks of medium-sized companies (based on the Standard & Poor's Mid-Cap Index), stocks of small companies (based on the Russell 2000 Index) and stocks of larger companies (based on the S&P 500).



                           Small     Mid-Sized     Large
Period                   Companies   Companies   Companies
------                   ---------   ---------   ---------

1981 (2/28 -12/31)           1.8       10.6        -2.5
1982                        25.0       22.7        21.4
1983                        29.1       26.1        22.5
1984                        -7.3        1.2         6.3
1985                        31.1       36.0        32.2
1986                         5.7       16.2        18.5
1987                        -8.8       -2.0         5.2
1988                        24.9       20.9        16.8
1989                        16.2       35.6        31.5
1990                       -19.5       -5.1        -3.2
1991                        46.1       50.1        30.5
1992                        18.4       11.9         7.7
1993                        18.9       14.0        10.1
1994                        -1.8       -3.6         1.3
1995                        28.4       30.9        37.6
1996                        16.5       19.2        22.9
--------------------------------------------------------------------------------
Cumulative Return
2/28/81-12/31/96           579.7%     1096.3%      901.3%
--------------------------------------------------------------------------------
Average Annual Return
2/28/81-12/31/96            12.9%       17.0%       15.7%
--------------------------------------------------------------------------------

     From time to time, the Trust may use, in its advertisements and other information relating to the Precious Metals Fund, data concerning the relevant performance and volatility of portfolios consisting of all stocks, portfolios consisting of all bonds and portfolios consisting of stocks and bonds blended with stocks of companies engaged in the extraction, processing, distribution or marketing of gold and other precious metals. The following table shows the annual returns for each calendar year from 1972 through 1996 (as well as cumulative return and average annual return for that 25 year period) for an all-stock portfolio (using the S&P 500), an all-bond portfolio (using the Salomon Brothers Long Term Corporate Bond Index), and for a hypothetical portfolio with 45% of its assets in stocks comprising the S&P 500, 45% in bonds comprising the Salomon Brothers Long Term Corporate Bond Index and 10% in stocks comprising the Morgan Stanley Capital International Gold Mining Index.


                                                           Stocks 45%
                           All            All               Bonds 45%
Period                   Stocks          Bonds           Gold Stocks 10%
------                   ------          -----          ----------------

1972                       19.0           7.3               15.5
1973                      -14.7           1.1                4.2
1974                      -26.5          -3.1              -10.9
1975                       37.5          14.6               20.4
1976                       23.8          18.6               15.0
1977                       -7.2           1.7                 .5
1978                        6.5           0.00               3.4
1979                       18.4          -4.2               21.3
1980                       32.4          -2.6               19.3
1981                       -4.9          -0.1               -6.0
1982                       21.4          43.8               33.9
1983                       22.5           4.7               12.0
1984                        6.3          16.4                7.2
1985                       32.2          30.9               26.2
1986                       18.5          19.8               18.5
1987                        5.2          -0.02               6.6
1988                       16.8          10.7                9.1
1989                       31.5          16.2               26.4
1990                       -3.2           6.8               -1.0
1991                       30.5          19.9               21.8
1992                        7.7           9.4                4.9
1993                       10.1          13.2               23.5
1994                        1.3          -5.8               -3.1
1995                       37.4          27.2               29.0
1996                       23.1           1.4               10.5
--------------------------------------------------------------------------------
Cumulative Return
1972-1996                1819.9%        813.1%            1497.7%
--------------------------------------------------------------------------------
Average Annual Return
1972-1996                  12.6%          9.3%              11.7%
--------------------------------------------------------------------------------

          The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1996/1997 costs of college (using tuition and fees only) and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 3% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 3% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.


Potential College Cost Table

Start        Public    Private  Start  Public   Private
Year         College   College  Year   College  College
-----        -------   -------  -----  -------  -------

1997         $13,015   $57,165   2005  $16,487  $72,415
1998         $13,406   $58,880   2006  $16,982  $74,587
1999         $13,808   $60,646   2007  $17,491  $76,825
2000         $14,222   $62,466   2008  $18,016  $79,130
2001         $14,649   $64,340   2009  $18,557  $81,504
2002         $15,088   $66,270   2010  $19,113  $83,949
2003         $15,541   $68,258   2011  $19,687  $86,467
2004         $16,007   $70,306

Costs assume a steady increase in the annual cost of college of 7% per year from a 1993-94 base year amount. Actual rates of increase may be more or less than 7% and may vary.

         In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1972 through 1996 was:

           *Stocks:   12.5%
            Bonds:     9.2%
            T-Bills:   7.0%
            Inflation: 5.6%

          *Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Multi-Manager Series. Stocks is represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions.
     Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

         The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 25 years from 1972 through 1996, the average annual return of stocks comprising the Ibbotson's Common Stock Total Return Index ranged from -26.5% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -10.2% to 28.1% over the same period. The average annual returns of each investment for each of the years from 1972 through 1996 is set forth in the following table.



                                                                                MIXED
 YEAR        STOCKS          BONDS         T-BILLS         INFLATION          PORTFOLIO
------      --------        -------       ---------       -----------        -----------

  1972        18.98%          7.26%           3.84%             3.41%           11.26%
  1973       -14.66%          1.14%           6.93%             8.80%           -4.02%
  1974       -26.47%         -3.06%           8.00%            12.26%          -10.21%
  1975        37.20%         14.64%           5.80%             7.01%           21.90%
  1976        23.84%         18.65%           5.08%             4.81%           18.01%
  1977        -7.18%          1.71%           5.12%             6.77%           -1.17%
  1978         6.56%         -0.07%           7.18%             9.03%            4.03%
  1979        18.44%         -4.18%          10.38%            13.31%            7.78%
  1980        32.42%          2.61%          11.24%            12.40%           14.17%
  1981        -4.91%         -0.96%          14.71%             8.94%            0.59%
  1982        21.41%         43.79%          10.54%             3.87%           28.19%
  1983        22.51%          4.70%           8.80%             3.80%           12.64%
  1984         6.27%         16.39%           9.85%             3.95%           11.03%
  1985        32.16%         30.90%           7.72%             3.77%           26.77%
  1986        18.47%         19.85%           6.16%             1.13%           16.56%
  1987         5.23%         -0.27%           5.46%             4.41%            3.08%
  1988        16.81%         10.70%           6.35%             4.42%           12.28%
  1989        31.49%         16.23%           8.37%             4.65%           20.76%
  1990        -3.17%          6.87%           7.52%             6.11%            2.98%
  1991        30.55%         19.79%           5.88%             3.06%           21.31%
  1992         7.67%          9.39%           3.51%             2.90%            7.53%
  1993        10.06%         13.17%           2.89%             2.75%            9.84%
  1994         1.31%         -5.76%           3.90%             2.67%           -1.00%
  1995        37.40%         27.20%           5.60%             2.70%           26.90%
  1996        23.10%          1.40%           5.20%             3.30%           10.84%


     Returns of unmanaged indexes do not reflect past or future performance of any of the Funds of PIMCO Funds: Multi-Manager Series. Stocks are represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. Treasury bills are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions.
     Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

         The Trust may use in its advertisements and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:


     Investment        Annual             Total               Total
     Period            Contribution       Contribution        Saved
     ------            ------------       ------------        -----

     30 Years            $1,979             $59,370           $200,000
     25 Years            $2,955             $73,875           $200,000
     20 Years            $4,559             $91,180           $200,000
     15 Years            $7,438             $111,570          $200,000
     10 Years            $13,529            $135,290          $200,000

     This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a Fund of PIMCO Funds:
     Multi-Manager Series. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the Funds of PIMCO Funds: Multi-Manager Series should be aware that certain of the Funds of PIMCO Funds: Multi-Manager Series have experienced periods of negative growth in the past and may again in the future.

      The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1996:

                                    % of Income for Individuals
                                  Aged 65 Years and Older in 1996*
                                  -------------------------------

                                  Social Security
                  Year            and Pension Plans                  Other
                  ----            -----------------                  -----

                  1996                    43%                         57%

     * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source: Social Security Administration.

      Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser and the Portfolio Managers, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser or the Portfolio Managers who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson may develop, from time to time, model portfolios of the Funds and series of PIMCO
Funds: Pacific Investment Management Series ("PIMS") which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of PIMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser, the Portfolio Managers nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

Voting Rights

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B or Class C shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares or when a class vote is required as specified above or otherwise by the 1940 Act.

     The Trust's shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Certain Ownership of Trust Shares

     As of October 6, 1997, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole. As of October 6, 1997, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:


                                                   Shares                Percentage of
                                                Beneficially              Outstanding
                                                   Owned                 Shares Owned
                                               ------------             -------------
PIMCO Equity Income Fund

    Institutional
    -------------
    Bank of New York Western Trust Co.         1,660,754.835                20.77%
       as Trustee for

                                                   Shares                Percentage of
                                                Beneficially              Outstanding
                                                   Owned                 Shares Owned
                                               ------------             -------------
Pacific Life Insurance Company
R.I.S.P.
700 S. Flower Street, 2nd Floor
Los Angeles, California  90017

Northern Trust Company as Trustee for          1,604,341.821                20.06%
AM Castle & Company
P.O. Box 92956
Chicago, Illinois  60675-2956

Santa Barbara Foundation                         650,348.222                 8.13%
15 East Carrillo Street
Santa Barbara, California 93101-2780

Northern Trust Company as Trustee for            549,916.210                 6.88%
Brush Wellman Inc.
P.O. Box 92956
Chicago, Illinois  60675-0001

Bank of America NT & SA as Trustee for           470,348.174                 5.88%
Mazda Motor of America
P.O. Box 3577, Terminal Annex
Los Angeles, California  90051-1577

Administrative
--------------
First Union National Bank                        556,306.865                96.22%*
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina  28288-1151

Class A
-------
Khosrow B. Semnani                                48,965.796                19.51%
P.O. Box 3508
Salt Lake City, Utah  84110-3508

PaineWebber FBO                                   29,696.897                11.83%
Little Sisters of the Poor Inc.
601 Maiden Choice Lane
Baltimore, Maryland  21228-3630

Merrill Lynch Pierce Fenner & Smith Inc. **       22,300.343                 8.88%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                     Shares                Percentage of
                                                  Beneficially              Outstanding
                                                     Owned                 Shares Owned
                                                 ------------             -------------
  Class B
  -------
  Merrill Lynch Pierce Fenner & Smith Inc. **     37,087.241                12.71%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

  Class C
  -------
  Merrill Lynch Pierce Fenner & Smith Inc. **     41,915.647                 7.11%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484


PIMCO Value Fund

  Institutional
  -------------
  Pacific Life Insurance Company               1,947,549.538                40.66%*
  Employee's Retirement Plan Trust
  700 Newport Center Drive
  Newport Beach, California 92660

  The Northern Trust Company as Trustee for      883,124.965                18.44%
  Great Lakes Chemical Corporation
  P.O. Box 92956
  Chicago, Illinois  00006-0690

  Pacific Life Insurance Company FBO             497,301.019                10.38%
  CMTA-GMPP & Allied Workers Pension
  700 Newport Center Drive
  Newport Beach, California  92660

  Pacific Life Foundation                        320,413.478                 6.69%
  700 Newport Center Drive
  Newport Beach, California 92660

  BAC Local 19 Pension Trust Fund                294,119.248                 6.14%
  777 Davis Street
  San Francisco, California  94126-2500

  Administrative
  --------------
  Monte E. Golditch                               14,538.148                 7.20%
  533 Vista Grande Drive
  Colorado Springs, Colorado  80906

                                                      Shares              Percentage of
                                                   Beneficially            Outstanding
                                                      Owned                Shares Owned
                                                  ------------            -------------
  Class A
  -------
  Merrill Lynch Pierce Fenner & Smith Inc. **      149,306.664                13.74%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

  Class B
  -------
  Merrill Lynch Pierce Fenner & Smith Inc. **      409,102.876                22.55%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

  Class C
  -------
  Merrill Lynch Pierce Fenner & Smith Inc. **      477,081.456                10.50%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484


PIMCO Small Cap Value Fund

  Institutional
  -------------
  Pacific Life Insurance Company                   437,434.847                18.44%
  Employee's Retirement Plan Trust
  700 Newport Center Drive
  Newport Beach, California 92660

  Sheet Metal Workers' Local Unions                357,378.308                15.07%
  and Council's Pension Fund
  601 N. Fairfax Street, Suite 500
  Alexandria, Virginia 22314-2054

  FTC & Co.**                                      265,325.436                11.19%
  P.O. Box 173736
  Denver, Colorado  80217

  Lucile Packard Foundation for Children           209,497.207                 8.83%
  725 Welch Road
  Palo Alto, California  94304

  Administrative
  --------------
  First Union National Bank                        396,630.594                85.40%*
  1525 West WT Harris Boulevard NC 1151
  Charlotte, North Carolina 28288-1151

                                                   Shares                Percentage of
                                                Beneficially              Outstanding
                                                   Owned                 Shares Owned
                                               ------------             -------------
   Class A
   -------
   Merrill Lynch Pierce Fenner & Smith Inc. **  171,126.499                    15.45%
   Attn:  Book Entry Department
   4800 Deer Lake Drive E., Fl. 3
   Jacksonville, Florida  32246-6484

   Khosrow B. Semnani                            90,260.494                     8.15%
   P.O. Box 3508
   Salt Lake City, Utah  84110-3508

   Class B
   -------
   Merrill Lynch Pierce Fenner & Smith Inc. **  811,380.878                    37.78%*
   Attn:  Book Entry Department
   4800 Deer Lake Drive E., Fl. 3
   Jacksonville, Florida  32246-6484

   Class C
   -------
   Merrill Lynch Pierce Fenner & Smith Inc. **  884,581.302                    28.15%*
   Attn:  Book Entry Department
   4800 Deer Lake Drive E., Fl. 3
   Jacksonville, Florida  32246-6484

PIMCO Capital Appreciation Fund

   Institutional
   -------------
   Donaldson Lufkin & Jenrette**              5,680,618.677                    22.00%
   Pershing Division
   P.O. Box 2052
   Jersey City, New Jersey 07303-2052

   Wendel & Co.**                             3,258,632.044                    12.62%
   c/o Bank of New York
   P.O. Box 1066
   New York, New York  10268

   Pacific Life Insurance Company             1,325,355.723                    5.13%
   Employee's Retirement Plan Trust
   700 Newport Center Drive
   Newport Beach, California 92660

   Administrative
   --------------
   FIIOC as Agent for                           230,008.304                   42.13%*
   Certain Employee Benefits Plan
   100 Magetian KWIC
   Covington, Kentucky  41015

                                                                 Shares                 Percentage of
                                                              Beneficially               Outstanding
                                                                 Owned                  Shares Owned
                                                              ------------              -------------

    First Union National Bank                                  134,175.411                   24.58%
    1525 West WT Harris Boulevard NC 1151
    Charlotte, North Carolina  28288-1151

    Crippled Children's Foundation                              53,566.498                    9.81%
    2501 West 26th Street
    Sioux Falls, South Dakota  57105

    Class A
    -------
    FTC & Co.**                                                150,808.057                   38.01%*
    Datalynx House Acct
    P.O. Box 1731736
    Denver, Colorado  80217-3736

    Donaldson Lufkin Jenrette Securities Corp., Inc.**          23,110.223                    5.82%
    P.O. Box 2052
    Jersey City, New Jersey  07303-9998

    PaineWebber FBO                                             20,920.502                    5.27%
    Little Sisters of the Poor Inc.
    601 Maiden Choice Lane
    Baltimore, Maryland  21228-3630

    Donaldson Lufkin Jenrette Securities Corp., Inc.**          19,924.702                    5.02%
    P.O. Box 2052
    Jersey City, New Jersey  07303-9998

   Class B
   -------
   Merrill Lynch Pierce Fenner & Smith Inc. **                  39,390.322                   13.60%
   Attn:  Book Entry Department
   4800 Deer Lake Drive E., Fl. 3
   Jacksonville, Florida  32246-6484

   Class C
   -------                                                     106,782.110                   10.33%
   Merrill Lynch Pierce Fenner & Smith Inc. **
   Attn:  Book Entry Department
   4800 Deer Lake Drive E., Fl. 3
   Jacksonville, Florida  32246-6484

PIMCO Mid Cap Growth Fund

   Institutional
   -------------
   State Street Bank & Trust Co. as Trustee for              3,140,398.359                   20.80%
   Dayton Hudson Retirement Savings Plan
   One Enterprise Drive
   North Quincy, Massachusetts  02171

                                                                 Shares                 Percentage of
                                                              Beneficially               Outstanding
                                                                 Owned                  Shares Owned
                                                              ------------              -------------

   State Street Bank & Trust Company                         1,551,923.292                   10.28%
   Caremark International, Inc.
   One Enterprise Drive
   Quincy, Massachusetts  02171-2126

   Administrative
   --------------
   Wells Fargo as Trustee for                                   80,044.847                   36.25%*
   Choicemaster
   P.O. Box 9800
   Calabasas, California  91302-9800

   FIIOC as Agent for                                           49,054.480                   22.21%
   Certain Employee Benefits Plan
   100 Magetian KW1C
   Covington, Kentucky  41015

   New York Life Trust Company                                  23,391.462                   10.59%
   51 Madison Avenue, Room 117A
   New York, New York  10010

   First Union National Bank                                    19,345.814                    8.76%
   1525 West WT Harris Boulevard NC 1151
   Charlotte, North Carolina  28288-1151

   Susan Johnson                                                13,547.293                    6.13%
   490 Celtic Court
   Colorado Springs, Colorado  80921

   Class A
   -------
   Merrill Lynch Pierce Fenner & Smith Inc. **                 104,755.832                   12.79%
   Attn:  Book Entry Department
   4800 Deer Lake Drive E., Fl. 3
   Jacksonville, Florida  32246-6484

   Class B
   -------
   Merrill Lynch Pierce Fenner & Smith Inc. **                 512,803.000                   30.19%*
   Attn:  Book Entry Department
   4800 Deer Lake Drive E., Fl. 3
   Jacksonville, Florida  32246-6484

   Class C
   -------
   Merrill Lynch Pierce Fenner & Smith Inc. **                 597,338.793                   19.12%
   Attn:  Book Entry Department
   4800 Deer Lake Drive E., Fl. 3
   Jacksonville, Florida  32246-6484



                                                                 Shares                 Percentage of
                                                              Beneficially               Outstanding
                                                                 Owned                  Shares Owned
                                                              ------------              -------------

PIMCO Micro Cap Growth Fund

   Institutional
   -------------
   Charles Schwab & Co., Inc.**                              2,050,746.061                     22.60%
   The Schwab Building
   101 Montgomery Street
   San Francisco, California 94104-4122

   Donald Lufkin & Jenrette**                                1,285,990.109                     14.17%
   Pershing Division
   P.O. Box 2052
   Jersey City, New Jersey  07303-2052

   Bost & Co.**                                                954,701.588                     10.52%
   P.O. Box 9118
   Boston, Massachusetts  02205-9118

   University of Southern California                           907,986.469                     10.00%
   Treasurer's Office
   University Park, BKS 402
   Los Angeles, California 90089

   Mac & Co.**                                                 606,761.440                      6.69%
   P.O. Box 3198
   Pittsburgh, Pennsylvania  15230-3198

   First Bank NA                                               539,102.914                      5.94%
   St. Paul Foundation
   P.O. Box 64010
   St. Paul, Minnesota  55164-0010

   Administrative
   --------------
   Northern Trust as Trustee for                               106,583.282                     84.61%*
   Baptist Sunday School Board
   P.O. Box 92956
   Chicago, Illinois  60675

   New York Life Trust Company                                  16,404.265                     13.02%
   51 Madison Avenue, Room 117A
   New York, New York  10010

                                                       Shares          Percentage of
                                                    Beneficially        Outstanding
                                                       Owned           Shares Owned
                                                    ------------       -------------
PIMCO Small Cap Growth Fund
    Institutional
    -------------
    The Jewish Federation of                         852,226.776           34.61%*
    Metropolitan Chicago
    One South Franklin Street, Room 625
    Chicago, Illinois 60606-4609

    ESOR & Co.                                       397,527.447           16.15%
    Associated Bank Green Bay
    Trust Operations Department
    P.O. Box 19006
    Green Bay, Wisconsin 54307-9006

    Auburn Theological Seminary                      293,286.232           11.91%
    3041 Broadway
    New York, New York 10027-5710

    Pacific Life Insurance Company                   255,392.389           10.37%
    Employee's Retirement Plan Trust
    700 Newport Center Drive
    Newport Beach, California 92660

    Bessemer Trust Company for                       184,340.789            7.49%
    Naidot & Co.
    100 Woodbridge Center Drive
    Woodbridge, New Jersey 07095

    Administrative
    --------------
    PIMCO Advisors L.P.                                   88.810          100.00%*
    800 Newport Center Drive, Suite 100
    Newport Beach, California 92660


PIMCO Core Equity Fund

    Institutional
    -------------
    Pacific Life Foundation                          152,887.691           47.57%*
    700 Newport Center Drive
    Newport Beach, California 92660

    Union Bank as Trustee for                         94,873.085           29.52%*
    Pacific Corinthian Life Insurance
    P.O. Box 109
    San Diego, California 92112-4103

                                                       Shares          Percentage of
                                                    Beneficially        Outstanding
                                                       Owned           Shares Owned
                                                    ------------       -------------

    Mac & Co.**                                       18,379.330            5.72%
    P.O. Box 3198
    Pittsburgh, Pennsylvania 15230-3198

    Administrative
    --------------
    The Bank of New York as Trustee for            4,584,217.506           96.09%*
    Melville Corporation
    P.O. Box 1066, Wall Street Station
    New York, New York 10286


PIMCO Mid Cap Equity Fund

    Institutional
    -------------
    Pacific Life Insurance Company                   361,856.905           71.42%*
    700 Newport Center Drive
    Newport Beach, California 92660

    IFTC as Custodian for                             59,999.929           11.84%
    John W. Barnum
    5175 Tilden Street, N.W.
    Washington, D.C. 20016-1961

    Pacific Life Foundation                           39,736.188            7.84%
    700 Newport Center Drive
    Newport Beach, California 92660

    Administrative
    --------------
    Monte E. Golditch                                  1,717.133            6.85%
    533 Vista Grande Drive
    Colorado Springs, Colorado 80906


PIMCO Enhanced Equity Fund

    Institutional
    -------------
    Pacific Life Insurance Company                   946,121.651           38.26%*
    Employee's Retirement Plan Trust
    700 Newport Center Drive
    Newport Beach, California 92660

    Pacific Life Insurance Company FBO               603,805.302           24.42%
    CMTA-GMPP & Allied Workers Pension
    700 Newport Center Drive
    Newport Beach, California 92660

                                                       Shares          Percentage of
                                                    Beneficially        Outstanding
                                                       Owned           Shares Owned
                                                    ------------       -------------
    Bank of America as Trustee for                   279,822.896           11.32%
    Ameron, Inc.
    P.O. Box 513577
    Los Angeles, California 90051-1577

    Pacific Life Foundation                          155,664.226            6.29%
    700 Newport Center Drive
    Newport Beach, California 92660

    BAC Local 19                                     141,687.623            5.73%
    777 Davis Street
    San Francisco, California 84126-2500

    Administrative
    --------------
    Susan Johnson                                     12,901.037           10.98%
    490 Celtic Court
    Colorado Springs, Colorado 80921


PIMCO Emerging Markets Fund

    Institutional
    -------------
    Charles Schwab & Co., Inc.**                   1,698,471.711           45.73%*
    The Schwab Building
    101 Montgomery Street
    San Francisco, California 94104-4122

    Pacific Life Insurance Company                   575,190.664           15.49%
    700 Newport Center Drive
    Newport Beach, California 92660

    Pacific Life Insurance Company                   434,344.899           11.69%
    Employee's Retirement Plan Trust
    700 Newport Center Drive
    Newport Beach, California 92660

    Donaldson Lufkin & Jenrette**                    258,699.671            6.96%
    Pershing Division
    P.O. Box 2052
    Jersey City, New Jersey 07303-2052

    Administrative
    --------------
    Susan Johnson                                     13,397.052           25.05%*
    490 Celtic Court
    Colorado Springs, Colorado 80921

                                                   Shares          Percentage of
                                                Beneficially        Outstanding
                                                   Owned           Shares Owned
                                                ------------       -------------
FTC & Co.**                                       7,587.881            14.19%
P.O. Box 173736
Denver, Colorado 80217-3736

Class A
-------
PaineWebber FBO                                   2,353.306            11.32%
Barry Michael Martin Trustee
Barry Michael Martin Trust
726 S. Tejon
Colorado Springs, Colorado 80903-4042

Smith Barney Inc.**                               1,933.488             9.30%
388 Greenwich Street
New York, New York 10013

Lynn H. Eppey & Beverly J. Eppey                  1,814.166             8.72%
2031 N. Euclid Avenue
Upland, California 91784-1408

Howard Nusbaum Trust                              1,530.303             7.36%
Howard Nusbaum DDS PA
Profit Sharing Plan
1145 Bordentown Avenue
Parlin, New Jersey 08859-1851

Thomas F. Blueher Trust                           1,061.773             5.10%
Oscar G. Blueher Credit Shelter Trust
6100 Uptown Boulevard N.E., Suite 500
Albuquerque, New Mexico 87110-4143

Class B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**        3,166.000             7.62%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida 32246-6484

PAF Sales Inc.                                    2,347.418             5.65%
Profit Sharing Plan
P.O. Box 307
Scarborough, New York 10510-0807

Carolyn Lecompte                                  2,180.233             5.25%
231 Lyles Street
Houma, Louisiana 70363-5443


                                                       Shares          Percentage of
                                                    Beneficially        Outstanding
                                                       Owned           Shares Owned
                                                   ------------       -------------
    Class C
    -------
    Merrill Lynch Pierce Fenner & Smith Inc.**       28,680.549            21.98%
    Attn: Book Entry Department
    4800 Deer Lake Drive E., Fl. 3
    Jacksonville, Florida 32246-6484

    Raymond James & Assoc Inc. Custodian             24,940.178            19.12%
    James F. Riopelle IRA
    1 Foxhill Road
    Englewood, Colorado 80110-4923


PIMCO International Developed Fund

    Institutional
    -------------
    Charles Schwab & Co., Inc. **                 1,109,920.657            16.24%
    The Schwab Building
    101 Montgomery Street
    San Francisco, California 94104-4122

    Wachovia Bank NA as Trustee for               1,069,185.946            15.64%
    Atlanta Gas Light Company
    301 N. Main Street - MC NC 31057
    Winston-Salem, North Carolina 27150

    Pacific Life Insurance Company                  930,797.270            13.62%
    700 Newport Center Drive
    Newport Beach, California 92660

    Pacific Life Insurance Company                  899,152.128            13.16%
    Employee's Retirement Plan Trust
    700 Newport Center Drive
    Newport Beach, California 92660

    FTC & Co.**                                     374,180.125             5.74%
    P.O. Box 173736
    Denver, Colorado 80217-3736

    Bank of New York Western Trust Co.              346,621.584             5.07%
      as Trustee for
    Pacific Life Insurance Company
    R.I.S.P.
    700 S. Flower Street, 2nd Floor
    Los Angeles, California 90017

                                                   Shares          Percentage of
                                                Beneficially        Outstanding
                                                   Owned           Shares Owned
                                                ------------       -------------
Administrative
--------------
FTC & Co.**                                      59,445.644            39.41%*
P.O. Box 173736
Denver, Colorado 80217-3736

Susan Johnson                                    21,348.269            14.15%
490 Celtic Court
Colorado Springs, Colorado 80921

Class A
-------
Merrill Lynch Pierce Fenner & Smith Inc.**        5,074.000            11.65%
Attn: Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida 32246-6484

Smith Barney Inc.**                               4,351.610             9.99%
388 Greenwich Street
New York, New York 10013

Tsighe Nemariam Trust                             4,141.491             9.51%
Natural Resources Consulting Engineers Inc.
401K Profit Sharing Plan
131 East Lincoln Avenue, Suite 300
Fort Collins, Colorado 80524-2419

Columbus Circle Trust Company Trust               3,754.122             8.62%
Glen Manufacturing Key Comp Pl
FBO Key Comp Plan Participants
1 Station Place
Stamford, Connecticut 06902-6800

Smith Barney Inc.**                               2,823.836             6.48%
388 Greenwich Street
New York, New York 10013

Class B
-------
Merrill Lynch Pierce Fenner & Smith Inc.**       23,318.000            13.39%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida 32246-6484

Class C
-------
Merrill Lynch Pierce Fenner & Smith Inc.**       15,849.874             6.28%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida 32246-6484

                                                       Shares          Percentage of
                                                    Beneficially        Outstanding
                                                       Owned           Shares Owned
                                                    ------------       -------------
    Prudential Securities Inc. FBO                   13,229.800             5.24%
    Haroutune A. Mekhjian MD TF
    TF Profit Sharing Plan & Trust
    P.O. Box 355
    Alpine, New Jersey 07620-0355


PIMCO Balanced Fund

    Institutional
    -------------
    California Race Track Association             1,472,876.247            27.15%*
    P.O. Box 60014
    Arcadia, California 91006-6014

    Bank of New York Western Trust Co.            1,157,229.319            21.33%
      as Trustee for
    Pacific Life Insurance Company
    R.I.S.P.
    700 S. Flower Street, 2nd Floor
    Los Angeles, California 90017

    Pacific Life Insurance Company FBO              764,750.000            14.10%
    WESCOM Credit Union
    700 Newport Center Drive
    Newport Beach, California 92660

    Trustees of the Redlands Community              715,746.151            13.19%
    Hospital Retirement Plan
    350 Terracina Blvd.
    Redlands, California 92373-4850

    Dominguez Services Corporation                  558,927.632            10.30%
    21718 South Alameda Street
    Long Beach, California 90810

    Bank of America as Trustee for                  282,246.506             5.20%
    Music Center Operating Co.
    P.O. Box 2788
    Los Angeles, California 90051-0788

    Class A
    -------
    Merrill Lynch Trust Co. TTE FBO                 398,098.759            88.76%*
    Qualified Retirement Plans
    Attn: Jerry Stone
    265 Davidson Avenue
    Somerset, New Jersey 08873-4120

                                                       Shares          Percentage of
                                                    Beneficially        Outstanding
                                                       Owned           Shares Owned
                                                    ------------       -------------
    Class B
    -------
    Merrill Lynch Pierce Fenner & Smith Inc.**       40,831.718            26.24%*
    Attn: Book Entry Department
    4800 Deer Lake Drive E., Fl. 3
    Jacksonville, Florida 32246-6484

    Raymond James & Assoc Inc. Custodian             10,487.942             6.74%
    Norman Wapnick IRA
    7032 S.W. Brier Place
    Portland, Oregon 97219-2260

    Class C
    -------
    Merrill Lynch Pierce Fenner & Smith Inc.**       26,846.521            15.83%
    Attn: Book Entry Department
    4800 Deer Lake Drive E., Fl. 3
    Jacksonville, Florida 32246-6484

    NFSC FEBO                                        10,106.845             5.96%
    Phillip R. Neally
    Annice I. Neally
    1556 Aberdeen Court
    Naperville, Illinois 60564

    Raymond James & Assoc Inc. Custodian              9,123.497             5.38%
    James Sements IRA
    4533 Middle Ridge Road
    Perry, Ohio 44081-9796

    A. Lilley & D.S. Richards TRS                     9,044.513             5.33%
    Tech Electronic Inc. 401K Plan
    FBO Bryan Tomlison
    P.O. Box 166
    Harlowton, Montana 59036-0166


PIMCO Target Fund

    Class A
    -------
    Merrill Lynch Pierce Fenner & Smith Inc.**    1,594,915.452            17.01%
    Attn: Book Entry Department
    4800 Deer Lake Drive E., Fl. 3
    Jacksonville, Florida 32246-6484

    J.C. Bradford & Company                         498,303.457             5.31%
    FBO RCIP Limited Partnership I
    330 Commerce Street
    Nashville, TN 37201-1899

                                                  Shares        Percentage of
                                                Beneficially     Outstanding
                                                   Owned        Shares Owned
                                                ------------    -------------
  Class B
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**     1,478,071.849        35.27%*
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484


  Class C
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**    16,163,170.782        28.23%*
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484


PIMCO Precious Metals Fund

  Class A
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**        46,710.000        10.91%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

  Class B
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**        39,111.060         6.55%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

  Class C
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**       495,739.423        17.45%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484


PIMCO Renaissance Fund

  Class A
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**       240,419.723        11.69%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

  Class B
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**       535,578.287        22.56%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

                                                  Shares           Percentage of
                                                Beneficially        Outstanding
                                                   Owned           Shares Owned
                                                ------------       -------------
  Class C
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**   2,899,655.718           15.97%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

PIMCO Tax Exempt Fund

  Class A
  -------
  BT Alex Brown Incorporated                     159,994.490           33.38%*
  P.O. Box 1346
  Baltimore, Maryland  21203

  Merrill Lynch Pierce Fenner & Smith Inc.**     137,835.000           28.76%*
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

  Joseph R. White                                 32,544.102            6.79%
  P.O. Box 572
  Waltham, Massachusetts  02254-0572

  Class B
  -------
  Dain Bosworth, Inc. FBO                         48,167.954           20.16%
  Kermit K. Kinsey
  2801 NE 14th Street
  Fort Lauderdale, Florida  33304

  Merrill Lynch Pierce Fenner & Smith Inc.**      35,358.000           14.80%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

  PaineWebber FBO                                 17,564.920            7.35%
  William H. Hoehn
  2906 S.W. 130th Terr.
  Archer, Florida  32618-2124

  Robert A. Fish & Susan Beville                  17,437.165            7.29%
  Fish Co-Trustees
  The Fish Family Trust
  300 Tolak Road
  Aptos, California  95003-2737

                                                  Shares        Percentage of
                                                Beneficially     Outstanding
                                                   Owned        Shares Owned
                                                ------------    -------------



  Herman Wertz Trust                              14,909.045            6.24%
  Herman Wertz
  239 Franklin Avenue
  Palmerton, Pennsylvania  18071-1509

  Class C
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**     431,645.000           13.27%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484


PIMCO Growth Fund

  Class A
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**     346,594.647            6.65%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

  Class B
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**     691,441.578           31.03%*
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

  Class C
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**   7,506,810.722           13.16%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484


PIMCO Opportunity Fund

  Class A
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**   1,701,883.849           23.60%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

  Class C
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**   5,713,838.364           26.17%*
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

                                                  Shares        Percentage of
                                                Beneficially     Outstanding
                                                   Owned        Shares Owned
                                                ------------    -------------

PIMCO Innovation Fund

  Class A
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**     449,625.000           13.74%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

  Class B
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**     715,855.581           23.51%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

  Class C
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**   1,395,597.679           15.08%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484


PIMCO International Fund

  Class A
  -------
  Society National Bank Trust                    227,473.042           16.31%
  FBO RPM Retirement Plan
  P.O. Box 94870
  Cleveland, Ohio  44101-4870

  Merrill Lynch Pierce Fenner & Smith Inc.**     128,642.000            9.22%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

  American National Bank Trust                   105,348.303            7.55%
  FBO Emerald Investments
  707 Lake Cook Road, Suite 303
  Deerfield, Illinois  60015-4933

  ORP1                                            94,625.450            6.78%
  A Partnership
  P.O. Box 5430
  Incline Village, New York  89450-5430

  PaineWebber FBO                                 94,007.980            6.74%
  Bakerrubine LLC
  575 Madison Avenue, 10th Floor
  New York, New York  10022-2511


  Class B
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**     164,824.000           24.83%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

  Class C
  -------
  Merrill Lynch Pierce Fenner & Smith Inc.**   1,920,493.460           16.06%
  Attn:  Book Entry Department
  4800 Deer Lake Drive E., Fl. 3
  Jacksonville, Florida  32246-6484

---------------

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

** Shares are believed to be held only as nominee.


Custodian

          Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for assets of all Funds. Pursuant to separate sub-custody agreements between IFTC and The Chase Manhattan Bank, N.A. ("Chase") and IFTC and State Street Bank and Trust Company ("State Street"), Chase and State Street serve as subcustodians of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreements, Chase and State Street may hold foreign securities at their principal offices and their branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

          Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets, although the Trustees reserve the right to delegate their selection responsibilities in light of recent amendments to Rule 17f-5 under the 1940 Act, in which case the factors for consideration would differ from those referenced above. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Accountants

          Price Waterhouse LLP, 1055 Broadway, Kansas City, Missouri 64105, serves as the independent public accountants for the Funds. Price Waterhouse LLP provides audit services, accounting assistance, and consultation in connection with SEC filings. As noted under "Financial Highlights" in the Retail Prospectus, the Renaissance, Growth, Target, Opportunity, International, Innovation, Precious Metals and Tax Exempt Funds were reorganized as series of the Trust on January 17, 1997, and certain financial information for these Funds appearing in the Registration Statement for each of the five fiscal years ended prior to October 1, 1996 was audited by Coopers & Lybrand L.L.P., the former independent accountants for these Funds. Coopers & Lybrand L.L.P.'s opinion and consent to the use of such information in the Registration Statement is included as an exhibit to the Registration Statement.

Registration Statement

          This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

          Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

          Financial statements for the Funds, as of June 30, 1997, for the fiscal year then ended, including notes thereto, and the reports of Price Waterhouse LLP thereon, each dated August 15, 1997, are incorporated by reference from the Trust's two June 30, 1997 Annual Reports. One Annual Report (the "Retail Report") corresponds to the Retail Prospectus and the other (the "Institutional Report") corresponds to the Institutional Prospectus. The Trust's 1997 Annual Reports are on file with the SEC (Retail Report - filed on September 3, 1997, Accession No. 0001017062-97-001680; Institutional Report - filed on September 3, 1997, Accession No. 0001017062-97-001678).

                                   APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS

     Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's or Portfolio Manager's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser or a Portfolio Manager to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

     Corporate and Municipal Bond Ratings

     Aaa:  Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

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     C:  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.



Standard & Poor's Corporation

     Corporate and Municipal Bond Ratings

     Investment Grade

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

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

          A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          Speculative Grade

          Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

          BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

          B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          CI: The rating CI is reserved for income bonds on which no interest is being paid.

          D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

          r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

          The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

          N.R.:  Not rated.

          Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

          Commercial Paper Rating Definitions

          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

          A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B: Issues rated B are regarded as having only speculative capacity for timely payment.

          C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

          A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                      A-4